--------------------------------------------------------------------------------------------

                    CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                         Depositor

                 Adjustable Rate Mortgage-Backed Pass-Through Certificates,
                                       Series 2004-2

                               $[1,024,845,316] (Approximate)
                   Expected Investor Settlement Date: October [29], 2004

                                  TERM SHEET ~ Version 3.0
                                      October 20, 2004

                                 DLJ Mortgage Capital, Inc.
                        Washington Mutual Mortgage Securities Corp.
                                          Sellers

                             GreenPoint Mortgage Funding, Inc.
                                 National City Mortgage Co.
                              Select Portfolio Servicing, Inc.
                                         Servicers

                                   Wells Fargo Bank, N.A.
            Master Servicer, Trust Administrator, Servicer and Back-up Servicer

                                Wilshire Credit Corporation
                                      Special Servicer

                               U.S. Bank National Association
                                          Trustee

                               Credit Suisse First Boston LLC
                                        Underwriter

                          Adjustable Rate Mortgage Trust 2004-2        October 20, 2004
                                       TERM SHEET                        (212) 538-3831
The analyses,  calculations, and valuations herein are based on certain assumptions and data provided  by third  parties  which may vary  from the  actual  characteristics  of the pool.
Credit Suisse First Boston LLC makes no  representation  that such analyses or  calculations are  accurate  or that such  valuations  represent  levels  where  actual  trades may occur.
Investors  should  rely on the  information  contained  in or filed in  connection  with the prospectus / prospectus supplement.

                                                                                           1

 STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials is referred to as the "Information".

The  Information  has been  provided by Credit  Suisse First Boston LLC.  Neither the Issuer
of the Certificates,  the Depositor,  nor any of its affiliates makes any  representation as to the  accuracy or  completeness  of the  Information  herein.  The  Information  contained herein is  preliminary  and will be superseded by the applicable  prospectus  supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The   Information   addresses  only  certain   aspects  of  the   applicable   Certificates'
characteristics  and thus does not provide a complete  assessment.  As such, the Information may not  reflect  the impact of all  structural  characteristics  of the  Certificates.  The
assumptions  underlying  the  Information,   including  structure  and  collateral,  may  be
modified from time to time to reflect changed circumstances.

Although a registration  statement  (including the prospectus)  relating to the Certificates discussed in this  communication has been filed with the Securities and Exchange  Commission and is effective,  the final prospectus  supplement  relating to the Certificates  discussed in this communication has not been filed with the Securities and Exchange Commission.

This  communication  shall not constitute an offer to sell or the  solicitation  of an offer to buy  nor  shall  there  be any  offer  or  sale  of the  Certificates  discussed  in this communication  in any state in which such  offer,  solicitation  or sale  would be  unlawful prior to  registration  or  qualification  under  the  securities  laws of any  such  state.
Prospective  purchasers  are  referred to the final  prospectus  and  prospectus  supplement relating to the Certificates  discussed in this communication for definitive  Information on any matter discussed in this communication.

Any  investment  decision  should  be  based  only  on the  data in the  prospectus  and the
prospectus  supplement   ("Offering   Documents")  and  the  then  current  version  of  the
Information.  Offering  Documents  contain  data  that is  current  as of their  publication dates and after  publication  may no longer be complete or current.  A final  prospectus and prospectus  supplement  may be obtained by  contacting  the Credit  Suisse  First Boston LLC trading desk at (212) 538-3831.

                          Adjustable Rate Mortgage Trust 2004-2        October 20, 2004
                                       TERM SHEET                        (212) 538-3831

The analyses,  calculations, and valuations herein are based on certain assumptions and data provided  by third  parties  which may vary  from the  actual  characteristics  of the pool.
Credit Suisse First Boston LLC makes no  representation  that such analyses or  calculations are  accurate  or that such  valuations  represent  levels  where  actual  trades may occur.
Investors  should  rely on the  information  contained  in or filed in  connection  with the prospectus / prospectus supplement.
                                                                                          26

          Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-2
                      Offered Certificates: $[1,024,845,316] (Approximate)
----------------------------------------------------------------------------------------------
           Original           Avg.        Prin.              Pricing
         ------------ Initial   Life     Window              Speed     Proj.
 Class     Balance    Coupon  Call/Mat.Call / Mat.           and       Net     W.A.   Exp'd
           (+/-5%)      (%)   (Years)1 (Months)2     Type    AssumptionMargin3  MTR  Rating4
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
 1-A-1   $[48,880,000][4.8553][1.75 / 1.75]   [1-35 / 1-35]   Sen/WAC/PT 25 CPB   [1.988]%[31]  AAA/Aaa
 2-A-1   $[30,620,000][4.4901][1.87 / 1.87]   [1-34 / 1-34]   Sen/WAC/PT 25 CPB   [2.027]%[34]  AAA/Aaa
 2-A-2   $[30,620,000][3.5426][1.87 / 1.87]   [1-34 / 1-34]   Sen/WAC/PT 25 CPB   [1.760]%[34]  AAA/Aaa
  2-X    $[Notional]  [0.9475]8   [N/A]            [N/A]      Sen/WAC/IO 25 CPB    [N/A] %[N/A] AAA/Aaa
 3-A-1   $[92,940,000][5.3358][2.48 / 2.48]   [1-58 / 1-59]   Sen/WAC/PT 25 CPB   [1.990]%[58]  AAA/Aaa
 4-A-1   $[37,815,000][5.3759][2.48 / 2.83]   [1-58 / 1-83]   Sen/WAC/PT 25 CPB   [2.044]%[83]  AAA/Aaa
 5-A-1   $[115,480,000[4.7909][1.74 / 1.74]   [1-35 / 1-35]   Sen/WAC/PT 25 CPB   [2.023]%[31]  AAA/Aaa
 6-A-1   $[185,180,000[5.2872][2.47 / 2.48]   [1-58 / 1-59]   Sen/WAC/PT 25 CPB   [2.029]%[58]  AAA/Aaa
7-A-1-1  $[82,300,000][TBD]13 [2.35 / 2.56]   [1-76 / 1-170]  Sen/Floater30 CPR   [2.696]%[30]  AAA/Aaa
7-A-1-2  $[20,600,000][TBD]14 [2.35 / 2.56]   [1-76 / 1-170]  Sen/Floater30 CPR   [2.696]%[30]  AAA/Aaa
 7-A-2   $[25,000,000][TBD]15 [2.35 / 2.57]   [1-76 / 1-172]  Sen/Floater30 CPR   [2.732]%[30]  AAA/Aaa
 7-A-3   $[197,300,000[TBD]16 [2.35 / 2.57]   [1-76 / 1-172]  Sen/Floater30 CPR   [2.732]%[30]  AAA/Aaa
 7-A-4   $[61,000,000][TBD]17 [2.35 / 2.57]   [1-76 / 1-172]  Sen/Floater30 CPR   [2.732]%[30]  AAA/Aaa
 7-A-5   $[17,200,000][TBD]18 [0.99 / 0.99]   [1-27 / 1-27]   Sen/Floater30 CPR   [2.732]%[30]  AAA/Aaa
 7-A-6   $[11,500,000][TBD]19 [4.38 / 4.92]  [27-76 / 27-172] Sen/Floater30 CPR   [2.732]%[30]  AAA/Aaa
   AR       $[50]     [TBD]20     [TBD]           [TBD]       Sen/Residual[NA]      [NA]  [TBD] AAA/NR
  AR-L      $[50]     [TBD]20     [TBD]           [TBD]       Sen/Residual[NA]      [NA]  [TBD] AAA/NR
----------------------------------------------------------------------------------------------
Information  is  preliminary  and subject to final  collateral,  rating agency  approval and legal  review.  The  analyses,  calculations,  and  valuations  herein  are based on certain
assumptions   and  data  provided  by  third  parties,   which  may  vary  from  the  actual
characteristics  of  the  final  collateral.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such  valuations represent  levels where actual trades may occur.  Investors  should rely on the  information contained in or filed in connection with the prospectus/prospectus supplement.

---------
1 The weighted  average lives with respect to the Group 1, Group 2, Group 3, Group 4, Group
5 and  Group 6  Certificates,  will be  calculated  to  'Call'  as the  earlier  of the 10%
optional  termination  and  assuming  all loans pay down on their first reset date;  and to
'Maturity'  assuming all loans pay down on their first reset date;  in both cases  assuming the Pricing Speed and  Assumptions  stated above.  The weighted  average lives with respect to the Group 7 Certificates assumes no application of cross-collateralization.

2 The  principal  windows  with  respect to the Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6  Certificates,  will be calculated to 'Call' as the earlier of the 10% optional termination  and  assuming  all  loans  pay down on their  reset  date;  and to  'Maturity'
assuming all loans pay down on their first reset date;  in both cases  assuming the Pricing
Speed and  Assumptions  stated  above.  The  principal  window with  respect to the Group 7
Certificates assumes no application of cross-collateralization.

3 Based on weighted average information on the assumed collateral as of the Cut-off Date.

4 The Group 1, Group 2, Group 3,  Group 4,  Group 5, Group 6 and Group 7  Certificates  (as
defined  herein,  and other than the Class AR and Class  AR-L) are  expected to be rated by
Standard  &  Poor's  Ratings  Services  ("S&P")  and  Moody's   Investors   Service,   Inc.
("Moody's"). The Class AR and Class AR-L Certificates are expected to be rated by S&P.

5 The  initial  pass-through  rate  on the  Class  1-A-1  Certificates  is  expected  to be approximately  [4.8553]%  per  annum.  After the  first  distribution  date,  the per annum pass-through  rate on the Class 1-A-1  Certificates  will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

6 The  initial  pass-through  rate  on the  Class  2-A-1  Certificates  is  expected  to be approximately  [4.4901]%  per  annum.  After the  first  distribution  date,  the per annum pass-through  rate on the Class 2-A-1  Certificates  will equal the weighted average of the net interest rates on the group 2 mortgage loans (30/360 accrual basis, 24 day delay).

7 The  initial  pass-through  rate  on the  Class  2-A-2  Certificates  is  expected  to be approximately  [3.5426]%  per  annum.  After the  first  distribution  date,  the per annum pass-through  rate on the Class 2-A-2  Certificates  will equal the weighted average of the net interest  rates on the group 2 mortgage  loans minus  [0.9475%]  for each  distribution date to and including the [August 2007]  distribution  date; and for each distribution date after the [August 2007] distribution date, [0.2667]%  (30/360 accrual basis, 24 day delay).

8The  pass-through  rate on the Class 2-X  Certificates for each  distribution  date to and including the [August 2007]  distribution  date is expected to be  approximately  [0.9475]%
per annum.  After the [August 2007]  distribution  date, the per annum pass-through rate on the Class 2-X  Certificates  will equal [0.2667] per annum (30/360  accrual  basis,  24 day delay).

9The  initial  pass-through  rate  on  the  Class  3-A-1  Certificates  is  expected  to be approximately  [5.3358]%  per  annum.  After the  first  distribution  date,  the per annum pass-through  rate on the Class 3-A-1  Certificates  will equal the weighted average of the net interest  rates on the group 3 mortgage loans per annum (30/360  accrual basis,  24 day delay).

10The  initial  pass-through  rate  on the  Class  4-A-1  Certificates  is  expected  to be approximately  [5.3759]%  per  annum.  After the  first  distribution  date,  the per annum pass-through  rate on the Class 4-A-1  Certificates  will equal the weighted average of the net interest  rates on the group 4 mortgage loans per annum (30/360  accrual basis,  24 day delay).

11The  initial  pass-through  rate  on the  Class  5-A-1  Certificates  is  expected  to be approximately  [4.7909]%  per  annum.  After the  first  distribution  date,  the per annum pass-through  rate on the Class 5-A-1  Certificates  will equal the weighted average of the net interest  rates on the group 5 mortgage  loans minus [0.02%] per annum (30/360  accrual basis, 24 day delay).

12The  initial  pass-through  rate  on the  Class  6-A-1  Certificates  is  expected  to be approximately  [5.2872]%  per  annum.  After the  first  distribution  date,  the per annum pass-through  rate on the Class 6-A-1  Certificates  will equal the weighted average of the net interest  rates on the group 6 mortgage  loans minus [0.02%] per annum (30/360  accrual basis, 24 day delay).

13The  initial  pass-through  rate on the Class  7-A-1-1  Certificates  is  expected  to be approximately  [TBD]%  per  annum.  After  the  first  distribution  date,  the  per  annum pass-through rate on the Class 7-A-1-1  Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,  (ii) the related group 7 net funds cap, and (iii) [11.00]%  (ACT/360,  0 day delay).  After the optional  termination date for the  group 7A and  group 7B  mortgage  loans  the Class  7-A-1-1  certificate  margin  will increase to [TBD]%.

14 The  initial  pass-through  rate on the Class  7-A-1-2  Certificates  is  expected to be approximately  [TBD]%  per  annum.  After  the  first  distribution  date,  the  per  annum pass-through rate on the Class 7-A-1-2  Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,  (ii) the related group 7 net funds cap, and (iii) [11.00]%  (ACT/360,  0 day delay).  After the optional  termination date for the  group 7A and  group 7B  mortgage  loans  the Class  7-A-1-2  certificate  margin  will increase to [TBD]%.

15 The  initial  pass-through  rate on the  Class  7-A-2  Certificates  is  expected  to be approximately  [TBD]%  per  annum.  After  the  first  distribution  date,  the  per  annum pass-through  rate on the Class 7-A-2  Certificates  will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,  (ii) the related group 7 net funds cap, and (iii) [11.00]%  (ACT/360,  0 day delay).  After the optional  termination date for the group 7A and group 7B mortgage loans the Class 7-A-2  certificate  margin will increase to [TBD]%.

16 The  initial  pass-through  rate on the  Class  7-A-3  Certificates  is  expected  to be approximately  [TBD]%  per  annum.  After  the  first  distribution  date,  the  per  annum pass-through  rate on the Class 7-A-3  Certificates  will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,  (ii) the related group 7 net funds cap, and (iii) [11.00]%  (ACT/360,  0 day delay).  After the optional  termination date for the group 7A and group 7B mortgage loans the Class 7-A-3  certificate  margin will increase to [TBD]%.

17 The  initial  pass-through  rate on the  Class  7-A-4  Certificates  is  expected  to be approximately  [TBD]%  per  annum.  After  the  first  distribution  date,  the  per  annum pass-through  rate on the Class 7-A-4  Certificates  will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,  (ii) the related group 7 net funds cap, and (iii) [11.00]%  (ACT/360,  0 day delay).  After the optional  termination date for the group 7A and group 7B mortgage loans the Class 7-A-4  certificate  margin will increase to [TBD]%.

18 The  initial  pass-through  rate on the  Class  7-A-5  Certificates  is  expected  to be approximately  [TBD]%  per  annum.  After  the  first  distribution  date,  the  per  annum pass-through  rate on the Class 7-A-5  Certificates  will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,  (ii) the related group 7 net funds cap, and (iii) [11.00]%  (ACT/360,  0 day delay).  After the optional  termination date for the group 7A and group 7B mortgage loans the Class 7-A-5  certificate  margin will increase to [TBD]%.

19 The  initial  pass-through  rate on the  Class  7-A-6  Certificates  is  expected  to be approximately  [TBD]%  per  annum.  After  the  first  distribution  date,  the  per  annum pass-through  rate on the Class 7-A-6  Certificates  will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,  (ii) the related group 7 net funds cap, and (iii) [11.00]%  (ACT/360,  0 day delay).  After the optional  termination date for the group 7A and group 7B mortgage loans the Class 7-A-6  certificate  margin will increase to [TBD]%.

20The initial  pass-through rate on the Class AR Certificates and Class AR-L Certificates is
expected to be  approximately  [4.8553% per annum.  After the first  distribution  date, the per annum  pass-through  rate on the Class AR Certificates and Class AR-L  Certificates will equal the weighted  average of the net interest  rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

                 Adjustable Rate Mortgage-Backed Pass-Through Certificates,
                                       Series 2004-2
                                Offered Certificates (cont.)
-----------------------------------------------------------------------------------------------------------------
Class   Original   Initial  Avg. Life      Prin. Window                 Pricing   Proj. Net  W.A.    Exp'd
         Balance   Coupon   Call / Mat.    Call / Mat.       Type      Speed and   Margin3   MTR    Rating4
         (+/-5%)     (%)    (Years)1         (Months)2                 Assumption
-----------------------------------------------------------------------------------------------------------------
7-M-1  $[13,080,000][TBD]5  [4.37/4.65]   [38-76/38-108]  Sub/Floater    30 CPR  [2.723]%   [30]  [AA]/[Aa2]
7-M-2  $[8,650,000] [TBD]6  [4.33/4.41]   [37-76/37-91]   Sub/Floater    30 CPR  [2.723]%   [30]   [A]/[A2]
7-M-3  $[4,430,000] [TBD]7  [3.96/3.96]   [37-69/37-69]   Sub/Floater    30 CPR  [2.723]%   [30]  [BBB+]/[Baa1]
7-M-4  $[2,215,316] [TBD]8  [3.24/3.24]   [37-48/37-48]   Sub/Floater    30 CPR  [2.723]%   [30]  [BBB+]/[Baa2]
C-B-1  $[27,964,000 [TBD]9    [TBD]           [TBD]       Sub/WAC/PT     25 CPB   [TBD]%   [TBD]  [AA]/[Aa3]
C-B-2  $[8,534,000] [TBD]9    [TBD]           [TBD]       Sub/WAC/PT     25 CPB   [TBD]%   [TBD]  [A-]/[A3]
C-B-3  $[3,532,000] [TBD]9    [TBD]           [TBD]       Sub/WAC/PT     25 CPB   [TBD]%   [TBD]  [BBB-]/[Baa3]
-----------------------------------------------------------------------------------------------------------------
                                  Non-Offered Certificates
-----------------------------------------------------------------------------------------------------------------
Class   Original   Initial  Avg. Life      Prin. Window                 Pricing   Proj. Net  W.A.    Exp'd
         Balance   Coupon   Call / Mat.    Call / Mat.       Type      Speed and   Margin3   MTR    Rating4
         (+/-5%)     (%)    (Years)1         (Months)2                 Assumption
-----------------------------------------------------------------------------------------------------------------
C-B-4  $[2,352,000] [TBD]9    [TBD]           [TBD]       Sub/WAC/PT    25 CPR      [TBD]%  [TBD]  [BB]/[Ba3]
C-B-5  $[2,942,000] [TBD]9    [TBD]           [TBD]       Sub/WAC/PT    25 CPR      [TBD]%  [TBD]   [B]/[NR]
C-B-6  $[1,771,626] [TBD]9    [TBD]           [TBD]       Sub/WAC/PT    25 CPR      [TBD]%  [TBD]    NR/NR
 7-X      $[0]       N/A       N/A             N/A         Residual      N/A         N/A     N/A     NR/NR
-----------------------------------------------------------------------------------------------------------------

Information  is  preliminary  and subject to final  collateral,  rating agency  approval and legal  review.  The  analyses,  calculations,  and  valuations  herein  are based on certain
assumptions   and  data  provided  by  third  parties,   which  may  vary  from  the  actual
characteristics of the final collateral.  Credit Suisse First Boston LLC makes no  representation  that such  analyses  or  calculations  are  accurate  or that such valuations  represent  levels where actual  trades may occur.  Investors  should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

---------
1 The weighted average lives with respect to the Class C-B Certificates  will be calculated to 'Call' as the earlier of the 10%  optional  termination,  assuming all loans pay down on their first reset date; and to 'Maturity'  assuming all loans pay down on their first reset date; in both cases assuming the Pricing Speed and Assumptions  stated above.  The weighted
average   lives  with   respect  to  the  7   Certificates   assumes  no   application   of
                                                              cross-collateralization.
2 The principal  windows with respect to the Class C-B  Certificates  will be calculated to
'Call' as the  earlier  of the 10%  optional  termination,  assuming  all loans pay down on their first reset date; and to 'Maturity'  assuming all loans pay down on their first reset date;  in both  cases  assuming  the  Pricing  Speed  and  Assumptions  stated  above.  The principal  window  with  respect  to the Group 7  Certificates  assumes no  application  of cross-collateralization.

3 Based on weighted average information on the assumed collateral as of the Cut-off Date.

4 The Group 7 Subordinate  Certificates  and the Class C-B  Certificates  (each as defined herein,  and other than the Class  C-B-6  Certificates)  may be rated by one or both rating agencies.

5 The  initial  pass-through  rate on the  Class  7-M-1  Certificates  is  expected  to be approximately  [TBD]%  per  annum.  After  the  first  distribution  date,  the  per  annum pass-through  rate on the Class 7-M-1  Certificates  will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,  (ii) the related group 7 net funds cap, and (iii) [11.00]%  (ACT/360,  0 day delay).  After the optional  termination date for the group 7A and group 7B mortgage loans the Class 7-M-1  certificate  margin will increase to [TBD]%.

6 The  initial  pass-through  rate on the  Class  7-M-2  Certificates  is  expected  to be approximately  [TBD]%  per  annum.  After  the  first  distribution  date,  the  per  annum pass-through  rate on the Class 7-M-2  Certificates  will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,  (ii) the related group 7 net funds cap, and (iii) [11.00]%  (ACT/360,  0 day delay).  After the optional  termination date for the group 7A and group 7B mortgage loans the Class 7-M-2  certificate  margin will increase to [TBD]%.

7 The  initial  pass-through  rate on the  Class  7-M-3  Certificates  is  expected  to be approximately  [TBD]%  per  annum.  After  the  first  distribution  date,  the  per  annum pass-through  rate on the Class 7-M-3  Certificates  will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,  (ii) the related group 7 net funds cap, and (iii) [11.00]%  (ACT/360,  0 day delay).  After the optional  termination date for the group 7A and group 7B mortgage loans the Class 7-M-3  certificate  margin will increase to [TBD]%.

8 The  initial  pass-through  rate on the  Class  7-M-4  Certificates  is  expected  to be approximately  [TBD]%  per  annum.  After  the  first  distribution  date,  the  per  annum pass-through  rate on the Class 7-M-4  Certificates  will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,  (ii) the related group 7 net funds cap, and (iii) [11.00]%  (ACT/360,  0 day delay).  After the optional  termination date for the group 7A and group 7B mortgage loans the Class 7-M-4  certificate  margin will increase to [TBD]%.

9  The  initial  pass-through  rate  on  the  Class  C-B  Certificates  is  expected  to be
approximately   [TBD]%  per  annum.  After  the  first  distribution  date,  the  per  annum pass-through  rate on the Class C-B Certificates  will equal the weighted average of the net interest  rates on the group 1,  group 2,  group 3,  group 4,  group 5 and group 6  mortgage loans (less  [0.02]% for the group 5 and group 6 mortgage  loans),  as further  described in the prospectus supplement (30/360 accrual basis, 24 day delay).

I. SUMMARY
--------------------------------------------------------------------------------------------

    Title of series    Adjustable Rate Mortgage-Backed  Pass-Through  Certificates,
                       Series 2004-2.
    Depositor          Credit Suisse First Boston Mortgage Securities Corp.
    Sellers            DLJ Mortgage  Capital,  Inc. and Washington  Mutual Mortgage
                       Securities Corp. ("WMMSC").
    Servicers          GreenPoint  Mortgage Funding,  Inc.,  National City Mortgage
                       Co.,  Select  Portfolio  Servicing,  Inc.  ("SPS") (see "SPS
                       servicing risk" herein) and Wells Fargo Home Mortgage, Inc.
    Back-up Servicer   Wells  Fargo   Bank,   N.A.   (only  with   respect  to  the
                       SPS-serviced mortgage loans).
    Special Servicer   Wilshire Credit Corporation.
    Master Servicer    Wells Fargo Bank, N.A.
    Trustee            U.S. Bank National Association.
    Trust              Wells Fargo Bank, N.A.
    Administrator
              ----------------------------------------------
    Mortgage pool      [4,110]  adjustable-rate  mortgage  loans with an  aggregate principal  balance of approximately  $[1,031,905,943.15]  as of the  cut-off  date,  secured  by  first  liens on one- to four-family  residential  properties.  Generally,  after the initial  fixed rate period,  the  interest  rate and payment for the  mortgage  loans  adjust  semi-annually  or annually
                       based  on  an  index  plus  a  margin.   The  mortgage  pool
                       consists  of eight  groups of  mortgage  loans.  Groups 1, 2 and 5 are each  generally  comprised of mortgage  loans with an initial  fixed rate period of 2 or 3 years,  Groups 3 and
                       6 are each  generally  comprised  of mortgage  loans with an initial  fixed rate period of 5 years,  Group 4 is generally comprised of mortgage  loans with an initial fixed period of
                       7 years,  Groups 7A and 7B are each  generally  comprised of mortgage  loans  with an initial  fixed  rate  period of six months, 2, 3 or 5 years.

                       ----------------------------------------------------------------------
                       Designation   Number of Mortgage Loans  Cut-off Date Principal Balance
                       ----------------------------------------------------------------------
                       Group 1               [111]                   $[53,129,214.59]
                       Group 2               [140]                   $[66,567,629.05]
                       Group 3               [199]                  $[101,024,122.35]
                       Group 4               [129]                   $[41,103,369.53]
                       Group 5               [621]                  $[125,525,744.05]
                       Group 6             [1,066]                  $[201,280,547.25]
                       Group 7A              [572]                  $[109,983,148.68]
                       Group 7B            [1,272]                  $[333,292,167.67]
                       ----------------------------------------------------------------------

                       Approximately  [85.51]%,   [87.07]%,   [83.80]%,   [83.01]%,
                       [78.93]%,  [73.75]%,  [50.41]% and [52.50]% of the groups 1,
                       2, 3, 4, 5, 6, 7A and 7B mortgage  loans,  respectively,  do not provide for any  payments  of  principal  prior to their first  adjustment  date,  or, with respect to certain groups
                       1, 2, 5, 7A and 7B mortgage loans,  five years from the date of origination,  or, with respect to certain groups 1, 2, 3,
                       4, 5, 6, 7A and 7B mortgage  loans,  ten years from the date of origination.
                       Information  contained  herein  reflects the October 1, 2004 cut-off  date  scheduled  balances.  Collateral  information contained  herein is  indicative.  On the closing date,  the aggregate  principal  balance of the mortgage  loans in loan groups 1, 2, 3, 4, 5, 6, 7A and 7B,  along with any  amounts on  deposit  in  the  prefunding  account,  will  equal  the aggregate  principal  balance of the Groups 1, 2, 3, 4, 5, 6 and 7  Certificates  and the  Class  C-B  Certificates.  For
                       further  collateral  information,  see "Collateral  Summary"
                       and "Collateral Details" herein.
              ----------------------------------------------

    [Prefunding        Approximately [10%].
    Amount]
    [Capitalized       [TBD]
    Interest Account]
    Cut-off date       October 1, 2004.
    Closing date       On or about October 28, 2004.
    Investor           On or about October 29, 2004.
    settlement date
    Distribution dates On the 25th day of each  month,  or if the 25th day is not a business  day, on the  succeeding  business day beginning in
                       November 2004.
    Scheduled final    The  distribution  date in February  2035.  The actual final distribution date  distribution date could be substantially earlier.
    Maturity date      February 25, 2035.
    Offered            Class  1-A-1,  Class AR and  Class  AR-L  Certificates  (the
    certificates       "Group 1 Certificates"),
                       Class  2-A-1,  Class  2-A-2,  Class  2-X  Certificates  (the
                       "Group 2 Certificates"),
                       Class 3-A-1 Certificates (the "Group 3 Certificates"),
                       Class 4-A-1 Certificates (the "Group 4 Certificates"),
                       Class 5-A-1 Certificates (the "Group 5 Certificates"),
                       Class 6-A-1 Certificates (the "Group 6 Certificates"),
                       Class  7-A-1-1 and Class  7-A-1-2  Certificates  (the "Group
                       7-A-1 Certificates"),
                       The Group 7-A-1  Certificates,  Class  7-A-2,  Class  7-A-3,
                       Class 7-A-4,  Class 7-A-5 and Class 7-A-6  Certificates (the
                       "Group 7 Senior Certificates"),
                       Class  7-M-1,  Class  7-M-2,  Class  7-M-3 and  Class  7-M-4
                       Certificates  (the "Group 7 Subordinate  Certificates,"  and
                       together with the Group 7 Senior  Certificates and the Class
                       7-X Certificates, the "Group 7 Certificates"),
                       The  Group 1  Certificates,  Group 2  Certificates,  Group 3
                       Certificates,  Group 4  Certificates,  Group 5 Certificates,
                       Group  6  Certificates  and  Group  7  Senior   Certificates
                       (together, the "Senior Certificates"),
                       Class C-B-1,  Class C-B-2 and Class C-B-3 (together with the
                       Senior    Certificates   and   the   Group   7   Subordinate
                       Certificates, the "Offered Certificates").

    Privately offered  Class  C-B-4,  Class  C-B-5  and  Class  C-B-6  Certificates
    certificates       (together with the Class C-B-1,  Class C-B-2 and Class C-B-3
                       Certificates,  the "Class C-B  Certificates")  and the Class
                       7-X Certificates.
    Form of offered    The Offered Certificates,  other than the Class AR and Class
    certificates       AR-L  Certificates,  will be  book-entry  certificates.  The
                       Class  AR and  Class  AR-L  Certificates  will  be  physical certificates.
    Minimum            The Offered  Certificates,  other than the Class 2-X,  Class
    denominations      AR and Class  AR-L  Certificates,  will be issued in minimum
                       denominations   (by   principal   balance)  of  $25,000  and
                       integral  multiples of $1 in excess  thereof.  The Class 2-X will be issued in minimum  denominations of $100,000 initial notional  amount and in integral  multiples  of $1 in excess of that  amount  The  Class AR and Class  AR-L  Certificates will be issued in minimum percentage interests of 20%.
    Accrual periods    For  any   distribution   date  and  any  class  of  Offered
                       Certificates,  other  than  the  Group 7  Certificates,  the
                       calendar  month  immediately   preceding  that  distribution
                       date.   For  any   distribution   date   and  the   Group  7
                       Certificates,  the  period  commencing  on  the  immediately preceding  distribution  date (or the closing  date,  in the case of the  first  accrual  period)  and  ending on the day immediately preceding the related distribution date.
    Day count          For  any   distribution   date  and  any  class  of  Offered
                       Certificates, other than the Group 7 Certificates,  interest
                       will  be   calculated   on  the  basis  of  a  360-day  year
                       consisting of twelve  30-day  months.  For any  distribution
                       date  and  the  Group  7  Certificates,   interest  will  be
                       calculated  on the  basis of a 360-day  year and the  actual number of days elapsed in each accrual period.
    Delay days         For  any   distribution   date  and  any  class  of  Offered
                       Certificates  other than the Group 7 Certificates,  24 days.
                       For any  distribution  date and the Group 7 Certificates,  0 days.

    Optional           On any distribution date on which the aggregate  outstanding
    termination        stated  principal  balance of the group 1, group 2, group 3, group 4, group 5 and group 6 mortgage  loans is less than or equal to 10% of its  aggregate  principal  balance as of the cut-off  date,  [TBD]  may,  but  will not be  required  to, purchase  from the trust  all  remaining  group 1,  group 2, group  3,  group  4,  group 5 and  group 6  mortgage  loans, thereby  causing  an  early  retirement  of and a  principal prepayment  on the Group 1, Group 2, Group 3, Group 4, Group
                       5 and Group 6 and Class C-B Certificates.
                       On any distribution date on which the aggregate  outstanding stated  principal  balance  of the  group  7A and  group  7B mortgage  loans  is  less  than  or  equal  to  10%  of  its aggregate  principal  balance as of the cut-off date,  [TBD]
                       may,  but will not be required to,  purchase  from the trust all remaining group 7A and group 7B mortgage loans,  thereby causing an early  retirement  of and a principal  prepayment on the Group 7 Certificates.
    Ratings            The  Offered  Certificates  are  expected  to  be  rated  by
                       Moody's Investors Service,  Inc.  ("Moody's) and/or Standard
                       &  Poor's  Ratings  Services   ("S&P"),   with  the  ratings
                       indicated  in the  table  on page 2  above.  Certain  of the
                       Class C-B Certificates may be rated by Moody's and/or S&P.
    ERISA              The offered certificates,  other than the Class AR and Class
    considerations     AR-L   Certificates,   may  be  eligible   for  purchase  by
                       transferees  acting for, or on behalf of,  employee  benefit plans or other retirement  arrangements  that are subject to the Employee  Retirement  Income  Security  Act of 1974,  as
                       amended  ("ERISA"),  or to  Section  4975  of  the  Internal
                       Revenue  Code  of  1986,  as  amended,  subject  to  certain
                       considerations   described  in  the  prospectus  supplement.
                       Sales of the Class AR and Class  AR-L  Certificates  to such plans or retirement  arrangements are prohibited,  except as described in the prospectus supplement.
    Federal income     For federal  income tax purposes,  the depositor  will cause
    tax consequences   multiple  separate real estate mortgage  investment  conduit
                       ("REMIC")  elections  to be made with  respect  to the trust
                       (exclusive  of the  assets  held in the basis  risk  reserve fund).  The  Offered  Certificates,  other than the Class AR and Class AR-L  Certificates,  will  represent  ownership of
                       regular   interests   in  the  upper   tier   REMIC.   These
                       certificates  will  generally  be  treated  as  representing ownership of debt for federal  income tax purposes.  Holders of these  certificates will be required to include as income all interest and original  issue  discount,  if any, on such certificates  in  accordance  with  the  accrual  method  of accounting,  regardless  of  the  certificateholders'  usual
                       methods   of   accounting.   In   addition,   the   Group  7
                       Certificates,  other than the Class 7-X  Certificates,  will be  treated as having a right to  receive  certain  payments from the  related  basis  risk  reserve  fund.  For  federal income  tax  purposes,  the  Class  AR-L  Certificates  will
                       represent   ownership  of  the  residual  interests  in  the
                       lower-tier  REMICs,  which will hold the mortgage loans, and the Class AR  Certificates  will represent  ownership of the residual interest in each remaining REMIC.
    Legal investment   When issued, the Offered Certificates,  other than the Class
                       7-M-2,  Class  7-M-3,  Class  7-M-4,  Class  C-B-2 and Class
                       C-B-3  Certificates,  will be "mortgage related  securities"
                       for purposes of the Secondary  Mortgage  Market  Enhancement
                       Act  of  1984  ("SMMEA").  You  should  consult  your  legal advisors  in  determining  whether  and to what  extent  the
                       Offered Certificates constitute legal investments for you.
                       Each  servicer  (or if a servicer  fails to make an advance,
    Principal and      the master  servicer),  will make cash advances with respect interest advancing to delinquent  scheduled  payments of principal and interest on any mortgage  loan serviced by it, to the extent they are deemed recoverable.
    Compensating       Each  servicer  will  provide   compensating   interest  for
    interest           prepayment  interest shortfalls only to the extent described in the prospectus supplement.
    Servicing transfer It is  anticipated  that on or about  January 1,  2005,  the servicing  function  for all or a  portion  of the  mortgage loans  serviced  by SPS will be  transferred  to a successor
                       servicer  that  meets  the   requirements   of  a  successor
                       servicer in the pooling and servicing agreement.
    SPS servicing risk Fairbanks changed its name to "Select  Portfolio  Servicing,
                       Inc." on June 30, 2004.
                       SPS  maintains an "Average"  rating with a "Stable"  outlook with S&P and an "SQ3" rating with  Moody's.  Fitch has given
                       SPS a residential  primary  servicer rating for subprime and home equity of "RPS3-",  an Alt-A primary servicer rating of
                       "RPS3" and a special servicer rating of "RSS3".
                       On May 18, 2004,  the United States  District  Court for the
                       District of Massachusetts  entered its final approval of the settlement of  approximately  40 putative class action cases and made  permanent  its December 10, 2003  injunction  that has  the  effect  of  staying  all  litigation  against  SPS
                       relating  to  the  claims   addressed   by  the   settlement
                       agreement.   The  injunction   excludes   counterclaims  and
                       defenses  that might  arise out of  foreclosure  proceedings that SPS initiates and individuals  who excluded  themselves
                       from  the  settlement  to  pursue   individual   claims  for
                       relief.   The  settlement   contemplates   that  plaintiff's
                       redress  would  come,   in  part,   from  the  redress  fund
                       established in connection  with SPS' settlement with the FTC and HUD described below.
                       On May 5,  2004,  a West  Virginia  state  court  entered an order  approving a settlement  between SPS and plaintiffs in
                       a  putative  class  action  in  which  plaintiffs   alleging
                       certain  of  SPS'  fees  violated  provisions  of  the  West
                       Virginia  Code  sought an  injunction,  declaratory  relief,
                       actual   damages,   civil   penalties,   punitive   damages,
                       attorneys'  fees,  and  other  relief  from  SPS.  Under the
                       settlement,   SPS  may   resume  its   previously   enjoined
                       foreclosure   activities  in  West   Virginia,   subject  to
                       compliance with applicable law. The settlement  requires the approximately  200 West  Virginia  loans that were in one of
                       two  specific   categories   (i.e.,  real  estate  owned  or
                       foreclosure)  as of  January  7,  2003 to be  reviewed  by a three-person  panel,  including a representative  of SPS, to resolve  any  customer  disputes  that may  exist  regarding charges  assessed by SPS on such customer's  accounts and/or
                       SPS' right to foreclose.  On May 13, 2004, the West Virginia
                       Supreme  Court  accepted  a  petition  to  certify   certain
                       questions regarding  foreclosure  procedure.  A hearing will be held in late 2004,  which,  depending  on whether and how
                       the  Court   answers   these   questions,   may  impact  the
                       activities  of SPS and other  servicers  in that  state with respect to foreclosures and loan workouts.
                       On November  12,  2003,  SPS  announced  that it had entered into a final  settlement  agreement  with the FTC and HUD to resolve  issues raised during their review of SPS' servicing practices.  As part of the settlement,  SPS agreed to pay to the FTC the  amount of $40  million  for the  creation  of a redress fund for the benefit of consumers  harmed  allegedly by SPS and to implement  certain  practices on a prospective basis.
                       SPS  has  recently  entered  into  consent  agreements  with regulatory  agencies  in  Florida,  Michigan,  Colorado  and
                       Illinois,  which  provide  for  provisions  similar to those contained  in the consent  order  entered  into with the FTC and HUD.  While not  admitting any liability in any of those agreements,  SPS agreed to refund certain amounts to Florida and  Michigan  consumers  identified  by the  regulators  in those states.
                       SPS has  experienced  an  increased  level of scrutiny  from various  state  regulatory  agencies  and a few states  have
                       conducted  or  commenced   formal   investigations.   A  few
                       agencies  have taken the position that  notwithstanding  the amount  available  under the FTC redress fund, such agencies would seek to ensure  that the  consumers  residing in those
                       states   receive   relief   without  regard  to  the  relief
                       available  under  the  FTC  redress  fund.  If  those  state regulatory  agencies persist in their desire to have amounts paid to consumers  who reside in those states  regardless of the  establishment of the FTC redress fund, and such amounts in the aggregate are material,  it is unlikely that SPS will be able to pay such  amounts.  As a result,  those  agencies
                       might  elect  to  bring   administrative  or  other  actions
                       against SPS seeking to require  refunds,  the  imposition of monetary  penalties  and/or  revocation  of SPS' licenses to conduct its servicing  activities in that state. Due to this current and potential  future adverse  event,  future income from SPS's operations may be impacted negatively.
                        The occurrence of one or more of the foregoing  events or a determination  by any court or  regulatory  agency that SPS'
                       policies and  procedures do not comply with  applicable  law could  lead to  further  downgrades  by one or  more  rating agencies,  a transfer  of SPS'  servicing  responsibilities, increased  delinquencies  on the mortgage  loans serviced by
                       SPS, delays in  distributions  on the offered  certificates, losses on the offered  certificates,  or any  combination of these events. In addition,  such  developments  could result in  SPS'  insolvency  or  bankruptcy,  and  there  can be no assurance,  in the event of a  bankruptcy  proceeding,  that
                       SPS could reorganize successfully in bankruptcy.
II.

      CREDIT ENHANCEMENT (Groups 1 - 6)

                          The Group 1,  Group 2,  Group 3, Group 4, Group 5 and Group
      Subordination       6 Certificates  will receive  distributions of interest and principal  before the Class C-B  Certificates  are entitled to receive  distributions  of  interest or  principal.  The
                          Class C-B  Certificates  absorb  most  losses,  in  reverse order of  principal  priority,  on the  group 1, 2, 3, 4, 5 and 6 mortgage  loans  prior to the Group 1, Group 2, Group
                          3, Group 4, Group 5 and Group 6 Certificates.
                          NOTE:  The Class C-B  Certificates  represent  interests in
                          the   group   1,  2,  3,  4,  5  and  6   mortgage   loans;
                          consequently,  the Class C-B Certificates  could be reduced to  zero  as a  result  of  a  disproportionate  amount  of
                          Realized  Losses  on the  mortgage  loans  in any of  these groups.

                          For  any   certificate  on  any   distribution   date,  the
      Group 1 - 6 credit  fraction,  expressed  as a  percentage,  the  numerator  of
      enhancement         which is the sum of the aggregate class  principal  balance
      percentages         of the  subordinate C-B  Certificates  to that  certificate after giving effect to payments on such distribution  date, and the  denominator  of which is the aggregate  loan group balance  for group 1, 2, 3, 4, 5 and 6  mortgage  loans for such distribution date.

                          Initial Group 1-6 Credit Enhancement Percentages:
                          ---------------------------------------------------
                                 Class         Approximate Expected Initial
                                                 Credit Enhancement* (%)
                          ---------------------------------------------------
                           Senior Certificates          [8.00]
                                 C-B-1                  [3.25]
                                 C-B-2                  [1.80]
                                 C-B-3                  [1.20]
                                 C-B-4                  [0.80]
                                 C-B-5                  [0.30]
                                 C-B-6                  [0.00]
                          ---------------------------------------------------
                          *Based on  collateral  cut-off  balance.  Subject  to a +/-
                          0.50% variance.

                          Except as described  below,  the Group 1, Group 2, Group 3,
      Shifting of         Group 4,  Group 5 and  Group 6  Certificates  will  receive
      interests           100% of  principal  prepayments  received  on the  mortgage loans  in  the  related  loan  group  until  the  [seventh]
                          anniversary  of the first  distribution  date.  During  the next four years,  the senior  certificates  will  generally receive a disproportionately  large, but decreasing,  share of  principal  prepayments.  This will  result in a quicker return  of  principal  to  these  senior  certificates  and
                          increases   the   likelihood    that   holders   of   these
                          certificates  will be paid the full amount of  principal to which they are entitled.
                          If the subordinate  percentage before the third anniversary of the first  distribution date is greater than or equal to twice the  subordinate  percentage  as of the closing  date
                          (and certain  other rating  agency  collateral  performance requirements are satisfied),  then the subordinate  classes will  receive  50% of  their  pro rata  share of  principal prepayments.  If the  subordinate  percentage  on or  after the third  anniversary  of the first  distribution  date is greater than or equal to twice the  subordinate  percentage
                          as  of  the  closing  date  (and  certain   rating   agency
                          collateral  performance  requirements are satisfied),  then the  subordinate  classes will receive their pro rata share of principal prepayments.
                          In certain  limited  circumstances,  principal and interest
      Cross-collateralizatcollected  from any of the  loan  group 1, 2, 3, 4, 5 and 6 mortgage  loans may be used to pay  principal  or interest, or both, to the senior certificates  unrelated to that loan group.

                          The Class C-B Certificates will provide limited  protection
      Coverage for        to the classes of certificates of higher relative  priority
      excess losses       against special hazard losses,  bankruptcy losses and fraud losses in excess of certain  amounts,  as  described in the prospectus supplement.
                          Note:  The  Class C-B  Certificates  are  allocated  losses from  mortgage  loans in loan  groups  1, 2, 3, 4, 5 and 6;
                          consequently,   disproportionately   high  special  hazard,
                          bankruptcy  or fraud losses  experienced  by one loan group could  adversely  impact  protection to unrelated  Group 1,
                          Group  2,   Group  3,   Group  4,   Group  5  and  Group  6
                          Certificates for these types of losses.

III.    DISTRIBUTIONS (Groups 1 - 6)

                          For any  distribution  date and each of the group 1, 2, 3,
    Available             4, 5 and 6  mortgage  loans,  the  sum  of:  (i) scheduled
    distribution amount   payments and advances on the related  mortgage loans,  net of related  servicing,  trustee,  and  insurance  fees, as applicable;  (ii) insurance and liquidation proceeds,  net
                          of  unreimbursed  liquidation  expenses;   (iii) principal
                          prepayments   received   during  the  related   prepayment
                          period,   excluding  prepayment  penalties;   (iv) amounts
                          received  in  respect  of  a  repurchase  by  the  related seller,  or a  purchase  by  a  holder  of  a  subordinate certificate  or by the  special  servicer,  as provided in the  pooling  and  servicing  agreement,  net of  advances
                          previously   made  and  other  amounts  as  to  which  the
                          trustee,  the  trust  administrator,  a  servicer  or  the
                          master  servicer  is  entitled  to  be  reimbursed;   (v)
                          compensating  interest;  (vi)  recoveries;  and  (vii) any amount paid in  connection  with an optional  termination, up to the amount of the par value for the related group.
                          Distributions  will in  general  be made to the  extent of
    Priority of           the  available  funds for the  related  loan  group in the
    distributions         order and priority as follows:
                          1. First,  to the related senior  certificates,  pro-rata, accrued  and  unpaid  interest  at their  respective
                                pass-through   rates  on  their   respective   class
                                principal balances.
                          2. Second,   to  the  related  senior   certificates,   as
                                principal,     the    related    senior    principal
                                distribution  amount as  described  below  under the
                                heading "Distributions of principal,"
                          3. Third,  to  each  class  of  Class  C-B   Certificates,
                                interest and then  principal in increasing  order of
                                numerical class designation, and
                          4. Fourth, to the Class AR or Class AR-L Certificates,  as
                                appropriate,  the remainder (which is expected to be
                                zero).
                          On each  distribution  date,  an  amount up to the Group 1
    Distribution of       senior    principal    distribution    amount   for   that
    principal             distribution  date will be  distributed  as principal  pro
                          rata  to  the  Class  AR   Certificates   and  Class  AR-L
                          Certificates   until  their   respective  class  principal
                          balances are reduced to zero,  and then to the Class 1-A-1
                          Certificates,  until its class principal  balance has been reduced to zero.
                          On each  distribution  date,  an  amount up to the Group 2
                          senior    principal    distribution    amount   for   that
                          distribution  date will be distributed as principal to the
                          Class 2-A-1 and Class 2-A-2 Certificates,  pro rata, until
                          their  respective  class  principal   balances  have  been
                          reduced to zero.
                          On each  distribution  date,  an  amount up to the Group 3
                          senior    principal    distribution    amount   for   that
                          distribution  date will be distributed as principal to the
                          Class  3-A-1  Certificates,   until  its  class  principal
                          balance has been reduced to zero.
                          On each  distribution  date,  an  amount up to the Group 4
                          senior    principal    distribution    amount   for   that
                          distribution  date will be distributed as principal to the
                          Class  4-A-1  Certificates,   until  its  class  principal
                          balance has been reduced to zero.
                          On each  distribution  date,  an  amount up to the Group 5
                          senior    principal    distribution    amount   for   that
                          distribution  date will be distributed as principal to the
                          Class  5-A-1  Certificates,   until  its  class  principal
                          balance has been reduced to zero.
                          On each  distribution  date,  an  amount up to the Group 6
                          senior    principal    distribution    amount   for   that
                          distribution  date will be distributed as principal to the
                          Class  6-A-1  Certificates,   until  its  class  principal
                          balance has been reduced to zero.
                          On each distribution  date, an amount, up to the amount of the  subordinate  principal  distribution  amount for that distribution  date,  will be distributed as principal,  to
                          the  Class  C-B   Certificates,   to  the  extent  of  the
                          aggregate  available funds remaining after distribution of
                          interest   and    principal   to   the   related    Senior
                          Certificates.  Each class of Class C-B  Certificates  will be entitled  to receive  its pro rata share,  based on its respective  Class  Principal  Balance,  of the subordinate
                          principal    distribution    amount.    Distributions   of
                          principal to the subordinate  certificates will be made on each  distribution date sequentially in the order of their numerical  class  designation,  beginning  with the  Class
                          C-B-1  Certificates,   until  each  class  of  subordinate
                          certificates  has received its  respective  pro rata share of the subordinate principal  distribution amount for that distribution date.

    CREDIT ENHANCEMENT (Group 7)

                          The  group 7A and group 7B  mortgage  loans  bear  interest
    Overcollateralization each month in an amount that in the  aggregate  is expected to exceed the amount needed to pay monthly  interest on the
                          Group 7 Certificates  and certain  related trust  expenses.
                          This excess  interest  will be applied to pay  principal on
                          the  Group  7  Certificates   (other  than  the  Class  7-X
                          Certificates)  in order to create and maintain the required level of  overcollateralization.  The overcollateralization will be  available  to  absorb  losses  on the group 7A and
                          group   7B   mortgage   loans.   The   required   level  of
                          overcollateralization  may increase or decrease  over time.
                          We  cannot  assure  you that  sufficient  interest  will be generated  by the group 7A and group 7B  mortgage  loans to
                          create    and    maintain    the    required    level    of
                          overcollateralization  or to absorb  losses on the group 7A and group 7B mortgage loans.

    Overcollateralization For any distribution  date will be equal to the amount,  if
    amount                any, by which (x) the  aggregate  loan balance of the group
                          7A and group 7B mortgage loans for such  distribution  date exceeds (y) the aggregate  class  principal  balance of the
                          Group 7  Certificates  after  giving  effect to payments on such distribution date.

    Initial               As of the closing date,  the  overcollateralization  amount overcollateralization will be equal to $[0.00].

    Targeted              For any  distribution  date  prior  to the  stepdown  date, overcollateralization approximately  [0.55]% of the aggregate loan balance of the
    amount                group 7A and  group  7B  mortgage  loans as of the  cut-off date.  For any  distribution  date on or after the stepdown date and with  respect  to which a trigger  event is not in effect,  the greater of (a) [1.10]% of the  aggregate  loan balance  of the  group 7A and group 7B  mortgage  loans for such  distribution  date,  or (b) [0.50]% of the  aggregate loan  balance of the group 7A and group 7B  mortgage  loans as of the cut-off  date.  For any  distribution  date on or after the  stepdown  date with  respect  to which a trigger
                          event  is  in  effect  and  is  continuing,   the  targeted
                          overcollateralization  amount  for  the  distribution  date immediately preceding such distribution date.

       Stepdown date      The  later  to  occur  of  (a)  the  distribution  date  in
                          [November  2007],  and (b) the first  distribution  date on which  the  senior  enhancement  percentage  is equal to or greater  than two  times  the  initial  credit  enhancement percentage for the Group 7 Senior Certificates.

                          Initial Group 7 Credit Enhancement Percentages:
                          -----------------------------------------------------------------------------
      Group 7 credit        Class    Approximate Expected   Approximate Expected   Approximate Expected
      percentage                       Initial Credit       Initial Target Credit   Final Target Credit
      enhancement                      Enhancement* (%)      Enhancement* (%)        Enhancement** (%)
                          -----------------------------------------------------------------------------
                             7-A          [6.40]                [6.95]                  [13.90]
                            7-M-1         [3.45]                [4.00]                  [8.00]
                            7-M-2         [1.50]                [2.05]                  [4.10]
                            7-M-3         [0.50]                [1.05]                  [2.10]
                            7-M-4         [0.00]                [0.55]                  [1.10]
                          -----------------------------------------------------------------------------
                          *Prior to the stepdown date, based on collateral cut-off balance.
                          **After stepdown date, based on current pool balance.
                          Note:  Class 7-A  represents  the aggregate  balance of the
                          Group 7 Senior Certificates.

      Trigger event       A trigger  event  will occur for any  distribution  date if either (i) the  average of the  delinquency  rates for each of the three (or one and two,  in the case of the first and second distribution dates) immediately  preceding months as of the last day of the related  collection period equals or exceeds [TBD]% or (ii) the cumulative  realized losses as a percentage of the original aggregate  collateral balance on the  closing  date for such  distribution  date is  greater than the percentage set forth below:
                          Range of Distribution Dates
                          Cumulative Loss Percentage

                          November 2007 - October 2008
                          [TBD]%

                          November 2008 - October 2009
                          [TBD]%

                          November 2009 - October 2010
                          [TBD]%

                          November 2010 - October 2011
                          [TBD]%

                          November 2011 and thereafter
                          [TBD]%

                              -----------------------------
      Delinquency rate    With  respect  to  any  distribution  date,  the  fraction, expressed as a  percentage,  the  numerator of which is the aggregate  loan  balance  of  the  group  7A and  group  7B mortgage  loans 60 or more days  delinquent  (including all foreclosures  and  REO  Properties)  as  of  the  close  of
                          business   on  the  last  day  of  such   month,   and  the
                          denominator  of which is the aggregate  loan balance of the group 7A and  group 7B  mortgage  loans as of the  close of business on the last day of such month.

      Subordination       The  Group  7  Senior  Certificates  will  have  a  payment
                          priority over the Group 7 Subordinate   Certificates.  Each
                          class   of   Group   7  Subordinate  Certificates  will be
                          subordinate to each other class of subordinate certificates with a higher  payment  priority.

                          Losses on the  groups 7A and 7B  mortgage  loans will first reduce the  available  excess  interest and then reduce the
                          overcollateralization    amount.    If    there    is    no
                          overcollateralization  at that time, losses on the mortgage
                          loans  will  be  allocated  to  the  Group  7   Subordinate
                          Certificates,  in the  reverse  order of their  priority of payment,  until  the  principal  amount of all  classes  of
                          Group 7 Subordinate Certificates are reduced to zero.

  Cross-collateralization In certain  limited  circumstances,  principal and interest collected  from any of the loan  groups  7A or 7B  mortgage loans may be used to pay  principal or  interest,  or both, to the Group 7 Senior  Certificates  unrelated to that loan group. In addition,  each month,  certain monthly  interest payments  equal to the  product of a) one  twelfth of 0.02%
                          and  b)  the  preceding  Group  5 and  Group  6  collateral balance  will be  allocated  to  group 7  available  funds,
                          thereby   increasing   available  excess  interest.   These
                          interest  payments  will be added to the group 7  available funds concurrently with interest  distributions  being made on the Group 5 and Group 6 Certificates.

IV.  DISTRIBUTIONS (Group 7A and Group 7B)

                          For any distribution  date and the related loan group, the
    Interest remittance   sum  of  (i) scheduled   interest   payments  (other  than
    amount                payaheads)  and  advances  on the  mortgage  loans  in the related loan group for the related  collection period, the interest  portion of  payaheads  previously  received  and intended for application in the related  collection period and the  interest  portion of all  payoffs  (net of payoff interest  for such  distribution  date)  and  curtailments
                          received  on  the   mortgage   loans  during  the  related
                          prepayment  period,  less (x) the  applicable expense fees with respect to such mortgage  loans and  (y) unreimbursed advances  and other  amounts  due to the master  servicer, the applicable  servicer and the trust  administrator with respect to such mortgage  loans,  to the extent  allocable
                          to   interest,   (ii) compensating   interest,   (iii) the
                          portion  of  any   substitution   adjustment   amount  and
                          purchase  price paid with respect to such  mortgage  loans
                          during  the  related   collection  period,  in  each  case
                          allocable to interest and amounts paid in connection  with an optional termination,  up to the amount of the interest portion  of the par  value  for the  related  loan  group,
                          (iv) net   liquidation   proceeds  (net  of   unreimbursed
                          advances,  servicing  advances and other expenses,  to the extent  allocable to interest,  and unpaid  expense  fees)
                          collected  with  respect  to  the  mortgage  loans  in the related loan group during the related  collection  period,
                          to  the  extent   allocable  to  interest  and  (v) excess
                          interest  provided  by  group 5 and  group 6 as  described under the heading "Cross-collateralization" above.
                          The   pass-through   rate  for  each   class  of  Group  7
    Distributions of      Certificates,  other than the Class 7-X Certificates,  for
    interest              each  distribution  date is a per annum  rate equal to the least  of (i)  the sum of the  one-month  LIBOR  for  that distribution  date plus the  related  certificate  margin,
                          (ii) the  applicable  Group 7 net  funds  cap,  and  (iii)
                          [11.00]%.
                          The amount of interest payable on each  distribution  date in respect of each  class of Group 7  Certificates,  other than the Class  7-X  Certificates,  will  equal the sum of
                          (1) current  interest  for such class on such date and (2)
                          any carryforward interest for such class and date.
                          With  respect  to each  distribution  date,  to the extent that a basis risk shortfall  exists for any class of Group
                          7  Certificates,  other  than the Class 7-X  Certificates, such  class will be  entitled  to the amount of such basis
                          risk  shortfall,   in  accordance  with  the  priority  of
                          payments  described  herein,  from  available  amounts  on deposit in the basis risk reserve fund and, if  applicable as  described  below,  with  respect to one or more of the
                          Group 7 Senior  Certificates,  from  amounts  paid under a group 7  interest  rate  cap  agreement  on  deposit  in a related group 7 interest  rate cap account.  The source of funds on deposit in the basis  risk  reserve  fund will be limited to an initial  deposit of $5,000 and amounts  that would otherwise be paid on the Class 7-X Certificates.
                          On each distribution date, the interest  remittance amount for  such  date  will be paid in the  following  order  of priority:
                          (1) from the interest  remittance amount for loan group 7A and loan  group 7B,  to the  Group 7 Senior  Certificates, pro rata based on amounts  due,  current  interest and any
                          carryforward    interest   for   such   class   and   such
                          distribution date,  provided that (a) amounts  distributed to the Class 7-A-1-1 and Class 7-A-1-2  Certificates  will reduce the  interest  remittance  amount for loan group 7A before any  reduction  to the interest  remittance  amount for loan  group 7B in respect  of such  distribution,  and
                          (b) amounts  distributed to the Class 7-A-2,  Class 7-A-3,
                          Class  7-A-4,  Class  7-A-5 and Class  7-A-6  Certificates
                          will reduce the interest  remittance amount for loan group
                          7B before any reduction to the interest  remittance amount for loan group 7A in respect of such distributions;
                          (2) first,  from the interest  remittance  amount for loan group 7B and then from the interest  remittance amount for loan group 7A, to the Class  7-M-1  Certificates,  current interest and any carryforward  interest for such class and such distribution date;
                          (3) first,  from the interest  remittance  amount for loan group 7B and then from the interest  remittance amount for loan group 7A, to the Class  7-M-2  Certificates,  current interest and any carryforward  interest for such class and such distribution date;
                          (4) first,  from the interest  remittance  amount for loan group 7B and then from the interest  remittance amount for loan group 7A, to the Class  7-M-3  Certificates,  current interest and any carryforward  interest for such class and such distribution date;
                          (5) first,  from the interest  remittance  amount for loan group 7B and then from the interest  remittance amount for loan group 7A, to the Class  7-M-4  Certificates,  current interest and any carryforward  interest for such class and such distribution date;
                          (6) for  application  as part of monthly  excess  cashflow for  such  distribution  date,  as  described  below,  any interest  remittance  amount  remaining after  application pursuant  to  clauses  (1)  through  (5)  above  for  such distribution date.
                          For any distribution  date and the related loan group, the
    Principal remittance  sum  of  (i) scheduled   principal  payments  (other  than
    amount                payaheads)  and  advances  on the  mortgage  loans  in the
                          related  loan  group,   net  of   unreimbursed   advances,
                          servicing   advances   and  other   amounts   due  to  the
                          servicers,  the trustee, the master servicer and the trust administrator  with respect to the  mortgage  loans in the
                          related   loan   group  (to  the   extent   allocable   to
                          principal),   and  the  principal   portion  of  payaheads
                          previously  received and intended for  application  in the
                          related  collection  period,   (ii) principal  prepayments
                          received   during   the   related    prepayment    period,
                          (iii) amounts  received in respect of a repurchase  by the
                          related   seller,   or  a  purchase   by  a  holder  of  a
                          subordinate  certificate  or by the special  servicer,  as provided in the pooling and  servicing  agreement,  net of advances  previously  made and other  amounts  as to which the trustee,  the trust  administrator,  a servicer or the master  servicer  is  entitled  to  be  reimbursed,  (iv)
                          amounts paid in connection  with an optional  termination, up to the  amount of the par value  for the  related  loan group,  (v) the  portion  of any  substitution  adjustment amount  paid with  respect to any deleted  mortgage  loans
                          during  the  related   collection   period   allocable  to
                          principal,   (vi) net   liquidation   proceeds   (net   of
                          unreimbursed   advances,   servicing  advances  and  other
                          expenses,  to  the  extent  allocable  to  principal)  and
                          recoveries,   if  any,   collected  with  respect  to  the
                          mortgage  loans  in the  related  loan  group  during  the related  collection  period,  to the extent  allocable  to principal,  and  (vii) if  applicable,  amounts  withdrawn from the  related  group 7  interest  rate cap  account to cover  realized  losses  on the  group  7  mortgage  loans incurred during the related collection period.
                          For any  distribution  date will be equal to the lesser of
    Overcollateralization (x) the principal  remittance amount for such distribution
    release amount        date  and  (y)  the  amount,  if  any,  by  which  (1) the overcollateralization  amount  for such  date,  calculated for this purpose on the basis of the assumption  that 100%
                          of the  aggregate of the principal  remittance  amount for such  date is  applied  on such date in  reduction  of the aggregate of the class  principal  balances of the Group 7
                          Certificates,      exceeds      (2)      the      targeted
                          overcollateralization amount for such date.
                          For any  distribution  date,  the  product  of the  senior
    Group 7A allocation   principal  payment amount for that distribution date and a
    amount                fraction  the   numerator   of  which  is  the   principal
                          remittance  amount  derived  from  loan  group  7A and the denominator of which is the principal  remittance  amount, in each case for that distribution date.
                          For any  distribution  date,  the  product  of the  senior
    Group 7B allocation   principal  payment amount for that distribution date and a
    amount                fraction  the   numerator   of  which  is  the   principal
                          remittance  amount  derived  from  loan  group  7B and the denominator of which is the principal  remittance  amount, in each case for that distribution date.
                          For any  distribution  date and loan groups 7A and 7B will
    Principal payment     be equal to the principal  remittance amount for both loan
    amount                groups  for  such  date  minus  the  overcollateralization release amount, if any, for such date.
                          For any  distribution  date on or after the stepdown  date
    Senior principal      and as long as a  trigger  event  has  not  occurred  with
    payment amount        respect to such distribution  date, will be the amount, if any,  by which  (x) the  class  principal  balance  of the
                          Group 7  Senior  Certificates  immediately  prior  to such distribution  date  exceeds  (y)  the  lesser  of (A)  the
                          product  of  (i)  approximately   [86.10]%  and  (ii)  the
                          aggregate  loan  balance  of the  group  7A and  group  7B mortgage  loans  for  such  distribution  date and (B) the amount,  if any, by which (i) the  aggregate  loan balance of the  group 7A and  group  7B  mortgage  loans  for such distribution  date  exceeds  (ii)  0.50% of the  aggregate loan  balance of the group 7A and group 7B mortgage  loans as of the cut-off date.
                          The first  distribution  date on which the aggregate class
    Credit support        principal balance of the Group 7 Subordinate  Certificates
    depletion date        has been or will be reduced to zero.
                          For any  distribution  date on or after the stepdown  date
    Class 7-M-1           and as long as a  trigger  event  has  not  occurred  with
    principal payment     respect to such distribution  date, will be the amount, if
    amount                any,  by which  (x) the  sum of  (i) the  class  principal balances  of the  Group  7  Senior  Certificates,  in each
                          case,   after   giving   effect   to   payments   on  such
                          distribution  date and (ii) the class principal balance of the Class  7-M-1  Certificates  immediately  prior to such
                          distribution   date  exceeds  (y) the  lesser  of  (A) the
                          product of (i) [92.00]% and (ii) the  aggregate loan group balance  for loan  groups 7A and 7B for such  distribution
                          date  and  (B) the  amount,   if  any,  by  which  (i) the
                          aggregate  loan group  balance  for loan  groups 7A and 7B for  such  distribution  date  exceeds  (ii) 0.50%  of the aggregate  loan group balance for loan groups 7A and 7B as of the cut-off date.
                          For any  distribution  date on or after the stepdown  date
    Class 7-M-2           and as long as a  trigger  event  has  not  occurred  with
    principal payment     respect to such distribution  date, will be the amount, if
    amount                any,  by which  (x) the  sum of  (i) the  class  principal balances of the Group 7 Senior  Certificates and the Class
                          7-M-1  Certificates,  in each case, after giving effect to payments  on such  distribution  date and  (ii) the  class
                          principal   balance  of  the  Class   7-M-2   Certificates
                          immediately   prior  to  such  distribution  date  exceeds
                          (y) the  lesser of  (A) the  product of  (i) [95.90]%  and
                          (ii) the  aggregate  loan group balance for loan groups 7A and 7B for such  distribution  date and (B) the amount, if any, by which  (i) the  aggregate  loan group  balance for loan groups 7A and 7B for such  distribution  date exceeds
                          (ii) 0.50%  of the  aggregate  loan group balance for loan groups 7A and 7B as of the cut-off date.
                          For any  distribution  date on or after the stepdown  date
    Class 7-M-3           and as long as a  trigger  event  has  not  occurred  with
    principal payment     respect to such distribution  date, will be the amount, if
    amount                any,  by which  (x) the  sum of  (i) the  class  principal balances  of the  Group 7 Senior  Certificates,  the Class
                          7-M-1  Certificates and the Class 7-M-2  Certificates,  in
                          each  case,  after  giving  effect  to  payments  on  such distribution  date and (ii) the class principal balance of the Class  7-M-3  Certificates  immediately  prior to such
                          distribution   date  exceeds  (y) the  lesser  of  (A) the
                          product of (i) [97.90]% and (ii) the  aggregate loan group balance  for loan  groups 7A and 7B for such  distribution
                          date  and  (B) the  amount,   if  any,  by  which  (i) the
                          aggregate  loan group  balance  for loan  groups 7A and 7B for  such  distribution  date  exceeds  (ii) 0.50%  of the aggregate  loan group balance for loan groups 7A and 7B as of the cut-off date.
                          For any  distribution  date on or after the stepdown  date
    Class 7-M-4           and as long as a  trigger  event  has  not  occurred  with
    principal payment     respect to such distribution  date, will be the amount, if
    amount                any,  by which  (x) the  sum of  (i) the  class  principal balances  of the  Group 7 Senior  Certificates,  the Class
                          7-M-1  Certificates,  the Class 7-M-2 Certificates and the
                          Class  7-M-3  Certificates,  in each  case,  after  giving effect to payments on such  distribution date and (ii) the class  principal  balance of the Class 7-M-4  Certificates
                          immediately   prior  to  such  distribution  date  exceeds
                          (y) the  lesser of  (A) the  product of  (i) [98.90]%  and
                          (ii) the  aggregate  loan group balance for loan groups 7A and 7B for such  distribution  date and (B) the amount, if any, by which  (i) the  aggregate  loan group  balance for loan groups 7A and 7B for such  distribution  date exceeds
                          (ii) 0.50%  of the  aggregate  loan group balance for loan groups 7A and 7B as of the cut-off date.
                          The  principal   payment  amount  will  be  paid  on  each
    Distributions of      distribution date as follows:
    principal             I. On each  distribution  date (a)  prior to the  stepdown date or (b) with  respect  to which a trigger  event
                                is in effect,  the principal  payment amount will be
                                paid in the following order of priority:
                          i) (a)  from  the  principal  remittance  amount  for loan group  7A,  sequentially,  first  (x)  to  the
                                      Class 7-A-1-1 and Class  7-A-1-2  Certificates
                                      (allocated as described  below*),  until their
                                      class principal  balances are reduced to zero,
                                      and then (y) pro rata:
                                         (I) to the Class 7-A-2 Certificates,  until
                                         its class  principal  balance is reduced to
                                         zero,
                                         (II)  to  the  Class  7-A-3   Certificates,
                                         until  its  class   principal   balance  is
                                         reduced to zero,
                                         (III)  to  the  Class  7-A-4  Certificates,
                                         until  its  class   principal   balance  is
                                         reduced to zero, and
                                         (IV)  sequentially,   to  the  Class  7-A-5
                                         Certificates,  until  its  class  principal
                                         balance  is  reduced  to zero,  then to the
                                         Class 7-A-6  Certificates,  until its class
                                         principal   balance  is  reduced  to  zero;
                                         provided   that,   with   respect   to  any
                                         Distribution  Date on or after  the  Credit
                                         Support   Depletion   Date  on  which   the
                                         Overcollateralization  Amount is zero,  any
                                         amount    which    would    otherwise    be
                                         distributed  to the  Class  7-A-5  or Class
                                         7-A-6   Certificates   pursuant   to   this
                                         paragraph  (IV)  will  first be paid to the
                                         Class 7-A-3 and Class  7-A-4  Certificates,
                                         pro rata,  in addition to any amounts  paid
                                         to such classes  pursuant to the  foregoing
                                         paragraphs (II) and (III) above,  until the
                                         class  principal   balances  of  the  Class
                                         7-A-3  and  Class  7-A-4  Certificates  are
                                         reduced  to zero,  then to the Class  7-A-5
                                         Certificates   until  its  class  principal
                                         balance  is  reduced  to zero,  then to the
                                         Class 7-A-6 Certificates; and
                                      (b) from the principal  remittance  amount for
                                      loan  group  7B,  sequentially,  first (x) pro
                                      rata:
                                         (I) to the Class 7-A-2 Certificates,  until
                                         its class  principal  balance is reduced to
                                         zero,
                                         (II)  to  the  Class  7-A-3   Certificates,
                                         until  its  class   principal   balance  is
                                         reduced to zero,
                                         (III)  to  the  Class  7-A-4  Certificates,
                                         until  its  class   principal   balance  is
                                         reduced to zero, and
                                         (IV)  sequentially,   to  the  Class  7-A-5
                                         Certificates,  until  its  class  principal
                                         balance  is  reduced  to zero,  then to the
                                         Class 7-A-6  Certificates,  until its class
                                         principal   balance  is  reduced  to  zero;
                                         provided   that,   with   respect   to  any
                                         Distribution  Date on or after  the  Credit
                                         Support   Depletion   Date  on  which   the
                                         Overcollateralization  Amount is zero,  any
                                         amount    which    would    otherwise    be
                                         distributed  to the  Class  7-A-5  or Class
                                         7-A-6   Certificates   pursuant   to   this
                                         paragraph  (IV)  will  first be paid to the
                                         Class 7-A-3 and Class  7-A-4  Certificates,
                                         pro rata,  in addition to any amounts  paid
                                         to such classes  pursuant to the  foregoing
                                         paragraphs (II) and (III) above,  until the
                                         class  principal   balances  of  the  Class
                                         7-A-3  and  Class  7-A-4  Certificates  are
                                         reduced  to zero,  then to the Class  7-A-5
                                         Certificates   until  its  class  principal
                                         balance  is  reduced  to zero,  then to the
                                         Class 7-A-6 Certificates; and
                                      then  (y)  to  the  Class  7-A-1-1  and  Class
                                      7-A-1-2  Certificates  (allocated as described
                                      below*),  until their class principal balances
                                      are reduced to zero;
                          ii) to the  Class  7-M-1  Certificates,  until  its  class principal balance has been reduced to zero;
                          iii) to the  Class  7-M-2  Certificates,  until  its class principal balance has been reduced to zero;
                          iv)  to the  Class  7-M-3  Certificates,  until  its class principal balance has been reduced to zero;
                          v) to  the  Class  7-M-4  Certificates,  until  its  class principal  balance  has been  reduced to zero;
                                      and
                          vi) for  application  as part of monthly  excess  cashflow
                                      for  such  distribution   date,  as  described
                                      below,  any  such  principal   payment  amount
                                      remaining   after   application   pursuant  to
                                      clauses (i) through (v) above.
                          II. On  each   distribution  date  (a)  on  or  after  the
                                stepdown  date  and  (b)  with  respect  to  which a
                                trigger  event  is  not  in  effect,  the  principal
                                payment  amount will be paid in the following  order
                                of priority:
                          i) (a)  from  the  principal  remittance  amount  for loan group  7A,  the  Group 7A  allocation  amount,
                                      sequentially,  first (x) to the Class  7-A-1-1
                                      and Class 7-A-1-2  Certificates  (allocated as
                                      described    below*),    until   their   class
                                      principal  balances  are reduced to zero,  and
                                      then (y) pro rata:
                                         (I) to the Class 7-A-2 Certificates,  until
                                         its class  principal  balance is reduced to
                                         zero,
                                         (II)  to  the  Class  7-A-3   Certificates,
                                         until  its  class   principal   balance  is
                                         reduced to zero,
                                         (III)  to  the  Class  7-A-4  Certificates,
                                         until  its  class   principal   balance  is
                                         reduced to zero, and
                                         (IV)  sequentially,   to  the  Class  7-A-5
                                         Certificates,  until  its  class  principal
                                         balance  is  reduced  to zero,  then to the
                                         Class 7-A-6  Certificates,  until its class
                                         principal   balance  is  reduced  to  zero;
                                         provided   that,   with   respect   to  any
                                         Distribution  Date on or after  the  Credit
                                         Support   Depletion   Date  on  which   the
                                         Overcollateralization  Amount is zero,  any
                                         amount    which    would    otherwise    be
                                         distributed  to the  Class  7-A-5  or Class
                                         7-A-6   Certificates   pursuant   to   this
                                         paragraph  (IV)  will  first be paid to the
                                         Class 7-A-3 and Class  7-A-4  Certificates,
                                         pro rata,  in addition to any amounts  paid
                                         to such classes  pursuant to the  foregoing
                                         paragraphs (II) and (III) above,  until the
                                         class  principal   balances  of  the  Class
                                         7-A-3  and  Class  7-A-4  Certificates  are
                                         reduced  to zero,  then to the Class  7-A-5
                                         Certificates   until  its  class  principal
                                         balance  is  reduced  to zero,  then to the
                                         Class 7-A-6 Certificates; and
                                      (b) from the principal  remittance  amount for
                                      loan  group  7B,   the  Group  7B   allocation
                                      amount, sequentially, first (x) pro rata:
                                         (I) to the Class 7-A-2 Certificates,  until
                                         its class  principal  balance is reduced to
                                         zero,
                                         (II)  to  the  Class  7-A-3   Certificates,
                                         until  its  class   principal   balance  is
                                         reduced to zero,
                                         (III)  to  the  Class  7-A-4  Certificates,
                                         until  its  class   principal   balance  is
                                         reduced to zero, and
                                         (IV)  sequentially,   to  the  Class  7-A-5
                                         Certificates,  until  its  class  principal
                                         balance  is  reduced  to zero,  then to the
                                         Class 7-A-6  Certificates,  until its class
                                         principal   balance  is  reduced  to  zero;
                                         provided   that,   with   respect   to  any
                                         Distribution  Date on or after  the  Credit
                                         Support   Depletion   Date  on  which   the
                                         Overcollateralization  Amount is zero,  any
                                         amount    which    would    otherwise    be
                                         distributed  to the  Class  7-A-5  or Class
                                         7-A-6   Certificates   pursuant   to   this
                                         paragraph  (IV)  will  first be paid to the
                                         Class 7-A-3 and Class  7-A-4  Certificates,
                                         pro rata,  in addition to any amounts  paid
                                         to such classes  pursuant to the  foregoing
                                         paragraphs (II) and (III) above,  until the
                                         class  principal   balances  of  the  Class
                                         7-A-3  and  Class  7-A-4  Certificates  are
                                         reduced  to zero,  then to the Class  7-A-5
                                         Certificates   until  its  class  principal
                                         balance  is  reduced  to zero,  then to the
                                         Class 7-A-6 Certificates; and
                                      then  (y)  to  the  Class  7-A-1-1  and  Class
                                      7-A-1-2  Certificates  (allocated as described
                                      below*),  until their class principal balances
                                      are reduced to zero;
                          ii) to the  Class  7-M-1  Certificates,  the  Class  7-M-1
                                      principal     payment    amount    for    such
                                      distribution  date,  until its class principal
                                      balance has been reduced to zero;
                          iii) to the Class  7-M-2  Certificates,  the  Class  7-M-2
                                      principal     payment    amount    for    such
                                      distribution  date,  until its class principal
                                      balance has been reduced to zero;
                          iv) to the  Class  7-M-3  Certificates,  the  Class  7-M-3
                                      principal     payment    amount    for    such
                                      distribution  date,  until its class principal
                                      balance has been reduced to zero;
                          v) to  the  Class  7-M-4  Certificates,  the  Class  7-M-4
                                      principal     payment    amount    for    such
                                      distribution  date,  until its class principal
                                      balance has been reduced to zero; and
                          vi) for  application  as part of monthly  excess  cashflow
                                      for  such  distribution   date,  as  described
                                      below,  any  such  principal   payment  amount
                                      remaining   after   application   pursuant  to
                                      clauses (i) through (v) above.

                          For any  distribution  date,  the product of the amount of
    Group 7A excess       monthly  excess  interest  required to be  distributed  on
    interest amount       that  distribution  date to reach  the  required  level of overcollateralization  and a  fraction  the  numerator  of which is the  principal  remittance  amount  derived  from loan  group  7A  and  the  denominator  of  which  is  the principal  remittance amount for loan groups 7A and 7B, in each case for that distribution date.
                          For any  distribution  date,  the product of the amount of
    Group 7B excess       monthly  excess  interest  required to be  distributed  on
    interest amount       that  distribution  date to reach  the  required  level of overcollateralization  and a  fraction  the  numerator  of which is the  principal  remittance  amount  derived  from loan  group  7B  and  the  denominator  of  which  is  the principal  remittance amount for loan groups 7A and 7B, in each case for that distribution date.
                          On each  distribution  date,  monthly excess cashflow will
    Distribution of       be distributed in the following order of priority:
    monthly excess        1) A) until the aggregate class  principal  balance of the
    cashflow                    Group  7  Certificates  equals  the  aggregate  loan
                                balance of the group 7A and group 7B mortgage  loans
                                for  such   distribution  date  minus  the  targeted
                                overcollateralization  amount for such date, on each
                                distribution  date (a) prior to the stepdown date or
                                (b)  with  respect  to which a  trigger  event is in
                                effect,  to the  extent of monthly  excess  interest
                                for  such   distribution   date,   to  the  Group  7
                                Certificates, in the following order of priority:
                                      (a) from monthly excess interest  derived from
                                      loan  group 7A,  the Group 7A excess  interest
                                      amount,  first  (x) to the Class  7-A-1-1  and
                                      Class  7-A-1-2   Certificates   (allocated  as
                                      described    below*),    until   their   class
                                      principal  balances  are reduced to zero,  and
                                      then (y) pro rata:
                                         (I) to the Class 7-A-2 Certificates,  until
                                         its class  principal  balance is reduced to
                                         zero,
                                         (II)  to  the  Class  7-A-3   Certificates,
                                         until  its  class   principal   balance  is
                                         reduced to zero,
                                         (III)  to  the  Class  7-A-4  Certificates,
                                         until  its  class   principal   balance  is
                                         reduced to zero, and
                                         (IV)  sequentially,   to  the  Class  7-A-5
                                         Certificates,  until  its  class  principal
                                         balance  is  reduced  to zero,  then to the
                                         Class 7-A-6  Certificates,  until its class
                                         principal   balance  is  reduced  to  zero;
                                         provided   that,   with   respect   to  any
                                         Distribution  Date on or after  the  Credit
                                         Support   Depletion   Date  on  which   the
                                         Overcollateralization  Amount is zero,  any
                                         amount    which    would    otherwise    be
                                         distributed  to the  Class  7-A-5  or Class
                                         7-A-6   Certificates   pursuant   to   this
                                         paragraph  (IV)  will  first be paid to the
                                         Class 7-A-3 and Class  7-A-4  Certificates,
                                         pro rata,  in addition to any amounts  paid
                                         to such classes  pursuant to the  foregoing
                                         paragraphs (II) and (III) above,  until the
                                         class  principal   balances  of  the  Class
                                         7-A-3  and  Class  7-A-4  Certificates  are
                                         reduced  to zero,  then to the Class  7-A-5
                                         Certificates   until  its  class  principal
                                         balance  is  reduced  to zero,  then to the
                                         Class 7-A-6 Certificates; and
                                      (b)  the  Group  7B  excess  interest  amount,
                                      first (x) pro rata:
                                         (I) to the Class 7-A-2 Certificates,  until
                                         its class  principal  balance is reduced to
                                         zero,
                                         (II)  to  the  Class  7-A-3   Certificates,
                                         until  its  class   principal   balance  is
                                         reduced to zero,
                                         (III)  to  the  Class  7-A-4  Certificates,
                                         until  its  class   principal   balance  is
                                         reduced to zero, and
                                         (IV)  sequentially,   to  the  Class  7-A-5
                                         Certificates,  until  its  class  principal
                                         balance  is  reduced  to zero,  then to the
                                         Class 7-A-6  Certificates,  until its class
                                         principal   balance  is  reduced  to  zero;
                                         provided   that,   with   respect   to  any
                                         Distribution  Date on or after  the  Credit
                                         Support   Depletion   Date  on  which   the
                                         Overcollateralization  Amount is zero,  any
                                         amount    which    would    otherwise    be
                                         distributed  to the  Class  7-A-5  or Class
                                         7-A-6   Certificates   pursuant   to   this
                                         paragraph  (IV)  will  first be paid to the
                                         Class 7-A-3 and Class  7-A-4  Certificates,
                                         pro rata,  in addition to any amounts  paid
                                         to such classes  pursuant to the  foregoing
                                         paragraphs (II) and (III) above,  until the
                                         class  principal   balances  of  the  Class
                                         7-A-3  and  Class  7-A-4  Certificates  are
                                         reduced  to zero,  then to the Class  7-A-5
                                         Certificates   until  its  class  principal
                                         balance  is  reduced  to zero,  then to the
                                         Class 7-A-6 Certificates; and

                                      then  (y)  to  the  Class  7-A-1-1  and  Class
                                      7-A-1-2  Certificates  (allocated as described
                                      below*),  until their class principal balances
                                      are reduced to zero;
                          i) to  the  Class  7-M-1  Certificates,  until  its  class principal balance has been reduced to zero;
                          ii) to the  Class  7-M-2  Certificates,  until  its  class principal  balance  has been  reduced to zero;
                                      and
                          iii) to the  Class  7-M-3  Certificates,  until  its class principal balance has been reduced to zero;
                          iv) to the  Class  7-M-4  Certificates,  until  its  class principal  balance  has been  reduced to zero;
                                      and
                                (B)  on  each  distribution  date  on or  after  the
                                stepdown  date and with  respect  to which a trigger
                                event  is not  in  effect,  to  fund  any  principal
                                distributions   required   to  be   made   on   such
                                distribution  date as set forth above,  after giving
                                effect to the distribution of the principal  payment
                                amount  for  such  date,  in  accordance   with  the
                                priorities set forth above;
                          2) to the Class 7-M-1  Certificates,  any deferred  amount for such class;
                          3) to the Class 7-M-2  Certificates,  any deferred  amount for such class;
                          4) to the Class 7-M-3  Certificates,  any deferred  amount for such class;
                          5) to the Class 7-M-4  Certificates,  any deferred  amount for such class;
                          6) to the  Class  7-A-1-1,  Class  7-A-1-2,  Class  7-A-2,
                                Class  7-A-3,  Class  7-A-4,  Class  7-A-5 and Class
                                7-A-6  Certificates,  any basis risk  shortfall  for
                                such class;
                          7) to  the  Class  7-M-1  Certificates,   any  basis  risk
                                shortfall for such class;
                          8) to  the  Class  7-M-2  Certificates,   any  basis  risk
                                shortfall for such class;
                          9) to  the  Class  7-M-3  Certificates,   any  basis  risk
                                shortfall for such class;
                          10) to  the  Class  7-M-4  Certificates,  any  basis  risk shortfall for such class;
                          11) to the basis risk reserve fund,  any amounts  required pursuant to the pooling and  servicing  agreement to
                                be deposited therein;
                          12) to   the   Class   7-X   Certificates,    the   amount
                                distributable  thereon  pursuant  to the pooling and
                                servicing agreement; and
                          13) to the Class AR  Certificates,  any  remaining  amount
                                (no  payments  are  expected to be made to the Class
                                AR Certificates under this clause).
                          Amounts  allocable to the Class  7-A-1-1 and Class 7-A-1-2
    *Distributions to     Certificates  shall  be  distributed  sequentially  to the
    the Class 7-A-1-1     Class  7-A-1-1  and Class  7-A-1-2  Certificates,  in that
    and Class 7-A-1-2     order,  until their  respective  class principal  balances
    Certificates          are reduced to zero,  except that amounts allocable to the
                          Class  7-A-1-1  and Class  7-A-1-2  Certificates  shall be distributed  pro  rata  to the  Class  7-A-1-1  and  Class
                          7-A-1-2 Certificates if:
                             1) With respect to any  Distribution  Date prior to the
                                Distribution  Date  in  November  2007,   cumulative
                                collateral   losses  are  less  than  [  %]  of  the
                                aggregate initial collateral balance; or
                             2) With  respect to any  Distribution  Date on or after
                                the  Distribution  Date in November 2007, no Trigger
                                Event is in effect.
                          The annual  pass-through  rates on each Class of the Group
    Group 7 net funds     7  Certificates  (other  than the Class 7-X  Certificates)
    caps                  are subject to the net funds caps.
                          On any  distribution  date,  the  Group  7,  7A and 7B net funds caps will each equal (a) a fraction,  expressed as a percentage,  the  numerator of which is the product of (1)
                          the related optimal  interest  remittance  amount for such date  and (2) 12,  and the  denominator  of  which  is the aggregate  loan  balance  of  the  mortgage  loans  in the
                          related  loan  group(s)  for  the  immediately   preceding
                          distribution  date,  multiplied  by  (b) a  fraction,  the numerator of which is 30 and the  denominator  of which is the  actual  number of days in the  immediately  preceding accrual period.
                          On any  distribution  date,  if the current  interest rate
                          (calculated  on the basis of the  lesser of (x)  one-month
                          LIBOR plus the applicable  certificate  margin and (y) the
                          maximum   interest   rate)   on  any   Class  of  Group  7
                          Certificates  (other than the Class 7-X  Certificates)  is limited  by the  related  net funds cap,  such  difference will constitute a basis risk shortfall.
                          Schedules  of the  Group 7, 7A and 7B net  funds  caps are included in this document.
                          On or before the  closing  date,  the  trustee,  acting on
    Group 7 interest      behalf of the trust,  may enter into one or more  interest
    rate caps             rate cap  agreements  with  [Credit  Suisse  First  Boston
                          International],     as    counterparty,     whereby,    in
                          consideration  for a one-time  payment by the trust to the
                          cap   counterparty   on  the   closing   date,   the   cap
                          counterparty  will  agree  to make  certain  payments,  as
                          described   below,  on  each  related  interest  rate  cap
                          agreement  payment date.  Payments under any such interest rate cap  agreement  will be available to cover basis risk
                          shortfalls   for  a  related   class  of  Group  7  Senior
                          Certificates,  realized  losses  on the  group 7  mortgage loans  and  deferred  amounts  on the Class  7-M-1,  Class
                          7-M-2,  Class  7-M-3 and  Class  7-M-4  Certificates.  The
                          first and last payment  dates for any such  interest  rate cap  agreement  will occur on the dates  specified  in the prospectus supplement.
                          Under  any  such  interest  rate  cap  agreement,  the cap counterparty  will agree to make  payments on each payment
                          date  equal  to  the  product  of  (i)  a  fraction,   the
                          numerator  of which is the actual  number of days  elapsed
                          since  the   immediately   preceding   interest  rate  cap
                          agreement  payment  date  (or,  in the  case of the  first interest  rate cap  agreement  payment  date,  the closing date)  through,  but not including,  the current  interest rate cap agreement payment date,  subject to the "Modified
                          Following"  Business Day Convention (within the meaning of the 2000 ISDA  Definitions),  and the denominator of which is  360,  (ii) a  notional  amount  (as set  forth  in the
                          related  annex  for  such  scheduled   interest  rate  cap
                          agreement  payment date) and (iii) the percentage equal to the  difference  between  (1) the  lesser of (a) the Index
                          Rate for such period and (b) the  percentage  specified in the prospectus  supplement and (2) the cap strike rate for that  period (as set forth in the  related  annex for such interest rate cap agreement payment date); provided,  that if the Index Rate is less than or equal to the  applicable cap strike  rate,  then the  payment  amount due under the
                          related   interest  rate  cap  agreement   will  be  zero.
                          Generally,   the  "Index   Rate"  will  be  the  rate  for
                          one-month  deposits in U.S.  Dollars  which  appear on the
                          Telerate  Page 3750 two London  banking  days prior to the first day of the  related  accrual  period for the related interest  rate cap  agreement  or,  if such  rate does not appear on the  Telerate  Page  3750,  the rate  determined based on the  rates at which  one-month  deposits  in U.S.
                          Dollars are offered by the reference  banks to prime banks in the London interbank market.

                          Any amounts received by the trust  administrator under any such interest  rate cap  agreement  will be deposited to a related  account  established by the trust  administrator.
                          Amounts  on  deposit  in the  related  interest  rate  cap account will be  distributed on any  distribution  date to the  related  class  of Group 7  Senior  Certificates,  in respect of any applicable  Basis Risk Shortfall,  prior to giving  effect to any  withdrawals  from the Group 7 Basis
                          Risk Reserve Fund or from amounts  available to be paid in respect of Basis Risk  Shortfalls  as described  herein on such  distribution  date. On any distribution  date, after payment of applicable  Basis Risk Shortfall to the related class of Group 7 Senior Certificates,  the pro rata share, based on the amount  remaining  on deposit in the  related
                          interest   rate  cap  account  as  a  percentage   of  the
                          aggregate  amount  remaining in the related  interest rate cap account and all other  interest rate cap accounts,  in
                          each  case  after   payments  in  respect  of  Basis  Risk
                          Shortfalls  on  the  related  class  of  certificates,  of remaining  amounts on deposit in the related interest rate cap account,  will be distributed  in the following  order of priority:
                          (i) to the Principal  Remittance Amounts for loan group 7A and loan  group  7B,  up to the  amount  of such  Realized
                          Losses on the  mortgage  loans in the  related  loan group
                          incurred  during  the  related   Collection   Period,  any
                          shortfall to be  allocated  pro rata based upon the amount of such  Realized  Losses  applicable  to each  such  loan group; and
                          (ii) to the Class  7-M-1,  Class  7-M-2,  Class  7-M-3 and
                          Class 7-M-4  Certificates,  in that order,  any applicable
                          Deferred   Amounts  prior  to  giving  effect  to  amounts
                          available  to be paid in  respect of  Deferred  Amounts as described herein on such distribution date.

                          Amounts   paid  under  the  related   interest   rate  cap
                          agreement not used on any  distribution  date to pay Basis
                          Risk  Shortfalls  on the  related  class of Group 7 Senior
                          Certificates,  Realized  Losses  on the  group 7  mortgage loans or  Deferred  Amounts  on the  7-M-1,  Class  7-M-2,
                          Class  7-M-3 and Class 7-M-4  Certificates  will remain on deposit in the related  interest  rate cap account and may be  available  on  future  distribution  dates to make the payments described in the preceding  paragraph;  provided,
                          however   that  such   amounts   will  be  paid  into  and
                          distributed  out of a separate  trust created  pursuant to the pooling  and  servicing  agreement  for the benefit of the  Group 7  Certificates.  However,  at no time will the amount  on  deposit  in  the  related  interest  rate  cap account exceed the deposit  amount.  The "deposit  amount"
                          will  be  calculated  on  each  distribution  date,  after giving  effect to  withdrawals  from the related  interest
                          rate   cap   account   on  that   distribution   date  and
                          distributions    and   allocation   of   losses   on   the
                          certificates  on such date,  and will equal the product of
                          (i) a fraction  expressed as a  percentage,  the numerator of which is equal to the Class  Principal  Balance  of the related class of Group 7 Senior  Certificates after giving effect to distributions on such  distribution date and the denominator  of  which is  equal  to the  aggregate  Class
                          Principal   Balance   of  all   other   Group   7   Senior
                          Certificates   entitled  to  receive   payments   from  an
                          interest  rate  cap  agreement,  after  giving  effect  to distributions  on such  distribution  date,  and  (ii) the excess,  if  any,  of the  Targeted  Overcollateralization
                          Amount    for   such    distribution    date    over   the
                          Overcollateralization Amount for such distribution date.

                          Unless   terminated   earlier,   each  interest  rate  cap
                          agreement  will  terminate  on the date  specified  in the prospectus  supplement.  Both  the  trustee  and  the  cap
                          counterparty   will  have  the  right  to  terminate  each
                          interest rate cap agreement for certain  reasons set forth in the  documentation  associated  with each interest rate cap agreement,  including, without limitation, the related
                          ISDA  Master   Agreement,   the  Schedule  thereto  and  a
                          Confirmation  thereunder.  Although it is not  anticipated that there will be amounts  payable by the trust,  certain amounts  may be payable by the trust  under each  interest rate cap agreement from funds otherwise  distributable  to the  holders  of the  certificates  as a  result  of  such termination.

                           Adjustable Rate Mortgage Trust 2004-2         October 20, 2004
                                        TERM SHEET                         (212) 538-3831
V. BOND PROFILES

      GROUPS 1, 2, 3, 4, 5 AND 6 BOND PROFILES TO CALL*:

Pricing Speed	**15 CPB**	**20 CPB**	**22 CPB**	**25 CPB**	**27 CPB**	**30 CPB**	**35 CPB**	**40 CPB**	**45 CPB**	**50 CPB**
1-A-1	**Run to the 10% Call (CPB)**									
WAL	2.06	1.90	1.84	**1.75**	1.69	1.61	1.48	1.36	1.24	1.12
Principal Window Begin	Nov-04	Nov-04	Nov-04	**Nov-04**	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Principal Window End	Sep-07	Sep-07	Sep-07	**Sep-07**	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Aug-07
Principal # Months	35	35	35	**35**	35	35	35	35	35	34
2-A-1 and 2-A-2	**Run to the 10% Call (CPB)**									
WAL	2.22	2.04	1.97	**1.87**	1.80	1.71	1.56	1.42	1.29	1.17
Principal Window Begin	Nov-04	Nov-04	Nov-04	**Nov-04**	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Principal Window End	Aug-07	Aug-07	Aug-07	**Aug-07**	Aug-07	Aug-07	Aug-07	Aug-07	Aug-07	Aug-07
Principal # Months	34	34	34	**34**	34	34	34	34	34	34
3-A-1	**Run to the 10% Call (CPB)**									
WAL	3.22	2.82	2.68	**2.48**	2.35	2.17	1.81	1.53	1.31	1.17
Principal Window Begin	Nov-04	Nov-04	Nov-04	**Nov-04**	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Principal Window End	Aug-09	Aug-09	Aug-09	**Aug-09**	Aug-09	Aug-09	Nov-08	Apr-08	Oct-07	Aug-07
Principal # Months	58	58	58	**58**	58	58	49	42	36	34
4-A-1	**Run to the 10% Call (CPB)**									
WAL	3.22	2.82	2.68	**2.48**	2.35	2.17	1.81	1.53	1.31	1.17
Principal Window Begin	Nov-04	Nov-04	Nov-04	**Nov-04**	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Principal Window End	Aug-09	Aug-09	Aug-09	**Aug-09**	Aug-09	Aug-09	Nov-08	Apr-08	Oct-07	Aug-07
Principal # Months	58	58	58	**58**	58	58	49	42	36	34
5-A-1	**Run to the 10% Call (CPB)**									
WAL	2.05	1.89	1.83	**1.74**	1.68	1.60	1.47	1.35	1.23	1.12
Principal Window Begin	Nov-04	Nov-04	Nov-04	**Nov-04**	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Principal Window End	Sep-07	Sep-07	Sep-07	**Sep-07**	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Aug-07
Principal # Months	35	35	35	**35**	35	35	35	35	35	34
6-A-1	**Run to the 10% Call (CPB)**									
WAL	3.21	2.81	2.68	**2.47**	2.35	2.17	1.80	1.53	1.31	1.17
Principal Window Begin	Nov-04	Nov-04	Nov-04	**Nov-04**	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Principal Window End	Aug-09	Aug-09	Aug-09	**Aug-09**	Aug-09	Aug-09	Nov-08	Apr-08	Oct-07	Aug-07
Principal # Months	58	58	58	**58**	58	58	49	42	36	34
Class C-B Certificates	**Run to the 10% Call (CPB)**									
WAL	3.98	3.83	3.73	**3.63**	3.56	3.47	3.13	2.82	2.52	2.34
Principal Window Begin	Nov-04	Nov-04	Nov-04	**Nov-04**	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Principal Window End	Aug-09	Aug-09	Aug-09	**Aug-09**	Aug-09	Aug-09	Nov-08	Apr-08	Oct-07	Aug-07
Principal # Months	58	58	58	**58**	58	58	49	42	36	34

      *Assumes:

      1 Month LIBOR:    1.8400
      6 Month LIBOR:    2.2100
      1 Year LIBOR:           2.5038
      1 Year CMT:             2.2247
      **WAL's calculated from the settlement date assuming a 30/360 basis.

      BOND PROFILES (Cont.)

      GROUPS 1, 2, 3, 4, 5 AND 6 BOND PROFILES TO MATURITY*:

Pricing Speed	**15 CPB**	**20 CPB**	**22 CPB**	**25 CPB**	**27 CPB**	**30 CPB**	**35 CPB**	**40 CPB**	**45 CPB**	**50 CPB**
1-A-1	**Run to Maturity (CPB)**									
WAL	2.06	1.90	1.84	**1.75**	1.69	1.61	1.48	1.36	1.24	1.12
Principal Window Begin	Nov-04	Nov-04	Nov-04	**Nov-04**	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Principal Window End	Sep-07	Sep-07	Sep-07	**Sep-07**	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07
Principal # Months	35	35	35	**35**	35	35	35	35	35	35
2-A-1 and 2-A-2	**Run to Maturity (CPB)**									
WAL	2.22	2.04	1.97	**1.87**	1.80	1.71	1.56	1.42	1.29	1.17
Principal Window Begin	Nov-04	Nov-04	Nov-04	**Nov-04**	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Principal Window End	Aug-07	Aug-07	Aug-07	**Aug-07**	Aug-07	Aug-07	Aug-07	Aug-07	Aug-07	Aug-07
Principal # Months	34	34	34	**34**	34	34	34	34	34	34
3-A-1	**Run to Maturity (CPB)**									
WAL	3.22	2.82	2.69	**2.48**	2.35	2.17	1.90	1.66	1.46	1.28
Principal Window Begin	Nov-04	Nov-04	Nov-04	**Nov-04**	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Principal Window End	Sep-09	Sep-09	Sep-09	**Sep-09**	Sep-09	Sep-09	Sep-09	Sep-09	Sep-09	Sep-09
Principal # Months	59	59	59	**59**	59	59	59	59	59	59
4-A-1	**Run to Maturity (CPB)**									
WAL	3.94	3.33	3.12	**2.83**	2.65	2.40	2.04	1.75	1.51	1.31
Principal Window Begin	Nov-04	Nov-04	Nov-04	**Nov-04**	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Principal Window End	Sep-11	Sep-11	Sep-11	**Sep-11**	Sep-11	Sep-11	Sep-11	Sep-11	Sep-11	Sep-11
Principal # Months	83	83	83	**83**	83	83	83	83	83	83
5-A-1	**Run to Maturity (CPB)**									
WAL	2.05	1.89	1.83	**1.74**	1.68	1.60	1.47	1.35	1.23	1.12
Principal Window Begin	Nov-04	Nov-04	Nov-04	**Nov-04**	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Principal Window End	Sep-07	Sep-07	Sep-07	**Sep-07**	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07
Principal # Months	35	35	35	**35**	35	35	35	35	35	35
6-A-1	**Run to Maturity (CPB)**									
WAL	3.22	2.82	2.68	**2.48**	2.35	2.17	1.90	1.66	1.46	1.28
Principal Window Begin	Nov-04	Nov-04	Nov-04	**Nov-04**	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Principal Window End	Sep-09	Sep-09	Sep-09	**Sep-09**	Sep-09	Sep-09	Sep-09	Sep-09	Sep-09	Sep-09
Principal # Months	59	59	59	**59**	59	59	59	59	59	59
Class C-B Certificates	**Run to Maturity (CPB)**									
WAL	4.09	3.92	3.80	**3.69**	3.62	3.52	3.34	3.14	2.92	2.72
Principal Window Begin	Nov-04	Nov-04	Nov-04	**Nov-04**	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Principal Window End	Sep-11	Sep-11	Sep-11	**Sep-11**	Sep-11	Sep-11	Sep-11	Sep-11	Sep-11	Sep-11
Principal # Months	83	83	83	**83**	83	83	83	83	83	83

      *Assumes:
      1 Month LIBOR:    1.8400
      6 Month LIBOR:    2.2100
      1 Year LIBOR:           2.5038
      1 Year CMT:             2.2247
      **WAL's calculated from the settlement date assuming a 30/360 basis.

      BOND PROFILES (Cont.)

      GROUP 7 CERTIFICATE PROFILES TO CALL*:

      *Assumes:
      1 Month LIBOR:    1.9100
      6 Month LIBOR:    2.2000
      1 Year LIBOR:           2.4200
      1 Year CMT:             2.1900
      **WAL's calculated from the settlement date assuming a 30/360 basis and excluding cross-collateralization.

      BOND PROFILES (Cont.)

      GROUP 7 CERTIFICATE PROFILES TO MATURITY*:

      *Assumes:
      1 Month LIBOR:    1.9100
      6 Month LIBOR:    2.2000
      1 Year LIBOR:           2.4200
      1 Year CMT:             2.1900
      **WAL's calculated from the settlement date assuming a 30/360 basis and excluding cross-collateralization.

VI. Net Funds Cap

    Group 7 - Flat LIBOR*
    Note: All Group 7 LIBOR Certificates are subject to an 11.00% hard cap.

      * Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.
      1 Month LIBOR:    1.9100
      6 Month LIBOR:    2.2000
      1 Year LIBOR:           2.4200
      1 Year CMT:             2.1900
      ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

      Net Funds Cap (Cont.)

    Group 7A - Flat LIBOR*
    Note: All Group 7A LIBOR Certificates are subject to an 11.00% hard cap.

    * Assumes each underlying  Collateral index remains constant at the below levels and all collateral pays at 30% CPR.
      1 Month LIBOR:    1.9100
      6 Month LIBOR:    2.2000
      1 Year LIBOR:           2.4200
      1 Year CMT:             2.1900
      ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

      Net Funds Cap (Cont.)

    Group 7B - Flat LIBOR*
    Note: All Group 7B LIBOR Certificates are subject to an 11.00% hard cap.

      * Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.
      1 Month LIBOR:    1.9100
      6 Month LIBOR:    2.2000
      1 Year LIBOR:           2.4200
      1 Year CMT:             2.1900
      ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

       Net Funds Cap (Cont.)

    Group 7 - Stressed LIBOR*
    Note: All Group 7 LIBOR Certificates are subject to an 11.00% hard cap.

      * Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 30% CPR.
      ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

      Net Funds Cap (Cont.)

    Group 7A - Stressed LIBOR*
    Note: All Group 7A LIBOR Certificates are subject to an 11.00% hard cap.

      * Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 30% CPR.
      ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

      Net Funds Cap (Cont.)

    Group 7B - Stressed LIBOR*
    Note: All Group 7B LIBOR Certificates are subject to an 11.00% hard cap.

      * Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 30% CPR.
      ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

VII.

      GROUP 7 Excess Interest

      Assuming Flat Rates *

Period	Distribution Date	XS-Interest Rate(%)	Period	Distribution Date	XS-Interest Rate(%)
1	25-Nov-04	3.8847	37	25-Nov-07	2.6778
2	25-Dec-04	3.7341	38	25-Dec-07	2.7927
3	25-Jan-05	3.6637	39	25-Jan-08	2.7289
4	25-Feb-05	3.6626	40	25-Feb-08	2.7352
5	25-Mar-05	3.8954	41	25-Mar-08	2.8950
6	25-Apr-05	3.6054	42	25-Apr-08	2.7393
7	25-May-05	3.6657	43	25-May-08	2.8204
8	25-Jun-05	3.5854	44	25-Jun-08	2.7439
9	25-Jul-05	3.6606	45	25-Jul-08	2.8250
10	25-Aug-05	3.5801	46	25-Aug-08	2.7488
11	25-Sep-05	3.5768	47	25-Sep-08	2.7513
12	25-Oct-05	3.6312	48	25-Oct-08	2.8324
13	25-Nov-05	3.5444	49	25-Nov-08	2.7565
14	25-Dec-05	3.6210	50	25-Dec-08	2.8373
15	25-Jan-06	3.5390	51	25-Jan-09	2.7606
16	25-Feb-06	3.5366	52	25-Feb-09	2.7634
17	25-Mar-06	3.7710	53	25-Mar-09	3.0001
18	25-Apr-06	3.5308	54	25-Apr-09	2.7683
19	25-May-06	3.6074	55	25-May-09	2.8491
20	25-Jun-06	3.5243	56	25-Jun-09	2.7744
21	25-Jul-06	3.5902	57	25-Jul-09	2.8522
22	25-Aug-06	3.4679	58	25-Aug-09	2.7541
23	25-Sep-06	3.2497	59	25-Sep-09	2.6143
24	25-Oct-06	3.1806	60	25-Oct-09	2.6049
25	25-Nov-06	3.0969	61	25-Nov-09	2.5302
26	25-Dec-06	3.1733	62	25-Dec-09	2.6111
27	25-Jan-07	3.0901	63	25-Jan-10	2.5380
28	25-Feb-07	3.0866	64	25-Feb-10	2.5421
29	25-Mar-07	3.3237	65	25-Mar-10	2.7762
30	25-Apr-07	3.0805	66	25-Apr-10	2.5506
31	25-May-07	3.1581	67	25-May-10	2.6315
32	25-Jun-07	3.0739	68	25-Jun-10	2.5597
33	25-Jul-07	3.1451	69	25-Jul-10	2.6405
34	25-Aug-07	3.0437	70	25-Aug-10	2.5693
35	25-Sep-07	2.8101	71	25-Sep-10	2.5737
36	25-Oct-07	2.7646	72	25-Oct-10	2.6537

      * Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.
      1 Month LIBOR:    1.9100
      6 Month LIBOR:    2.2000
      1 Year LIBOR:     2.4200
      1 Year CMT:       2.1900

      Excess Interest (Cont.)

      Forward Curve*

Period	Distribution Date	XS-Interest Rate(%)	Period	Distribution Date	XS-Interest Rate(%)
1	25-Nov-04	3.6995	37	25-Nov-07	1.9425
2	25-Dec-04	3.5362	38	25-Dec-07	2.1668
3	25-Jan-05	3.3911	39	25-Jan-08	1.9196
4	25-Feb-05	3.2289	40	25-Feb-08	1.9463
5	25-Mar-05	3.4401	41	25-Mar-08	2.3542
6	25-Apr-05	2.9812	42	25-Apr-08	1.9989
7	25-May-05	2.9906	43	25-May-08	2.1432
8	25-Jun-05	2.8341	44	25-Jun-08	1.8903
9	25-Jul-05	2.7566	45	25-Jul-08	2.1948
10	25-Aug-05	2.6605	46	25-Aug-08	1.9276
11	25-Sep-05	2.5665	47	25-Sep-08	2.0137
12	25-Oct-05	2.7524	48	25-Oct-08	2.1626
13	25-Nov-05	2.4728	49	25-Nov-08	1.9662
14	25-Dec-05	2.5476	50	25-Dec-08	2.1744
15	25-Jan-06	2.1944	51	25-Jan-09	1.8999
16	25-Feb-06	2.3198	52	25-Feb-09	1.9258
17	25-Mar-06	2.5651	53	25-Mar-09	2.5341
18	25-Apr-06	2.0973	54	25-Apr-09	1.8568
19	25-May-06	2.1600	55	25-May-09	2.2694
20	25-Jun-06	2.0016	56	25-Jun-09	2.0109
21	25-Jul-06	1.9154	57	25-Jul-09	2.0915
22	25-Aug-06	1.9508	58	25-Aug-09	1.9801
23	25-Sep-06	1.9275	59	25-Sep-09	2.1865
24	25-Oct-06	1.9889	60	25-Oct-09	2.4482
25	25-Nov-06	1.9968	61	25-Nov-09	2.2547
26	25-Dec-06	2.0376	62	25-Dec-09	2.4851
27	25-Jan-07	1.7731	63	25-Jan-10	2.2056
28	25-Feb-07	1.7672	64	25-Feb-10	2.2436
29	25-Mar-07	2.2741	65	25-Mar-10	2.8801
30	25-Apr-07	1.7835	66	25-Apr-10	2.1745
31	25-May-07	1.9018	67	25-May-10	2.6134
32	25-Jun-07	1.7646	68	25-Jun-10	2.3524
33	25-Jul-07	1.8222	69	25-Jul-10	2.4398
34	25-Aug-07	1.6824	70	25-Aug-10	2.2949
35	25-Sep-07	1.7851	71	25-Sep-10	2.3932
36	25-Oct-07	2.2412	72	25-Oct-10	2.5549

      *See Stressed Indices chart on page 38.

VIII.    Normalized Cap Notional Schedule

         Assumes $100,000,000 Initial Balance

Trust to buy a Corridor Cap:	i.e. trust buys Cap over strike and sells cap over ceiling.
Counterparty to Pay:	1 Month LIBOR over LIBOR strike up to the given Ceiling.
Floor at LIBOR Strike, capped at:	9.62 %
Uncaps security to:	10.00 %
Assumed Notional Balance:	$ 100,000,000
Basis:	Act/360
Pricing Speed:	20 CPR
Close Date:	10/28/2004
1st Pay Date:	11/25/2004
Maturity:	9/25/2007

Period	Distribution Date	Notional Balance	*LIBOR Strike*	*LIBOR Cap*	*Corridor (bps)*
1	25-Nov-04	100,000,000	6.143%	9.620%	347.7
2	25-Dec-04	97,988,420	5.716%	9.620%	390.4
3	25-Jan-05	96,014,465	5.552%	9.620%	406.8
4	25-Feb-05	94,077,432	5.554%	9.620%	406.6
5	25-Mar-05	92,176,636	6.220%	9.620%	340.0
6	25-Apr-05	90,311,501	5.751%	9.620%	386.9
7	25-May-05	88,481,887	5.977%	9.620%	364.3
8	25-Jun-05	86,686,498	5.779%	9.620%	384.1
9	25-Jul-05	84,924,697	6.019%	9.620%	360.1
10	25-Aug-05	83,195,857	5.815%	9.620%	380.5
11	25-Sep-05	81,499,366	5.842%	9.620%	377.8
12	25-Oct-05	79,834,650	6.210%	9.620%	341.0
13	25-Nov-05	78,201,272	6.019%	9.620%	360.1
14	25-Dec-05	76,598,462	6.233%	9.620%	338.7
15	25-Jan-06	75,025,651	6.023%	9.620%	359.7
16	25-Feb-06	73,482,280	6.023%	9.620%	359.7
17	25-Mar-06	71,967,801	6.732%	9.620%	288.8
18	25-Apr-06	70,481,688	6.119%	9.620%	350.1
19	25-May-06	69,023,400	6.356%	9.620%	326.4
20	25-Jun-06	67,592,434	6.151%	9.620%	346.9
21	25-Jul-06	66,188,348	6.404%	9.620%	321.6
22	25-Aug-06	64,810,565	6.287%	9.620%	333.3
23	25-Sep-06	63,459,160	6.856%	9.620%	276.4
24	25-Oct-06	62,135,043	7.649%	9.620%	197.1
25	25-Nov-06	60,837,883	7.412%	9.620%	220.8
26	25-Dec-06	59,564,976	7.678%	9.620%	194.2
27	25-Jan-07	58,315,873	7.431%	9.620%	218.9
28	25-Feb-07	57,090,144	7.463%	9.620%	215.7
29	25-Mar-07	55,887,463	8.504%	9.620%	111.6
30	25-Apr-07	54,708,109	7.842%	9.620%	177.8
31	25-May-07	53,551,513	8.137%	9.620%	148.3
32	25-Jun-07	52,416,506	7.874%	9.620%	174.6
33	25-Jul-07	51,302,746	8.175%	9.620%	144.5
34	25-Aug-07	50,209,634	7.963%	9.620%	165.7
35	25-Sep-07	49,136,918	8.772%	9.620%	84.8
36	25-Oct-07	48,082,162	9.568%	9.620%	5.2
37	25-Nov-07	47,046,629	9.269%	9.620%	35.1
38	25-Dec-07	46,030,514	9.595%	9.620%	2.5
39	25-Jan-08	45,033,387	9.279%	9.620%	34.1
40	25-Feb-08	44,054,898	9.301%	9.620%	31.9
41	25-Mar-08	43,094,759	9.620%	9.620%	0.0
42	25-Apr-08	42,153,128	9.515%	9.620%	10.5
43	25-May-08	41,229,578	9.620%	9.620%	0.0
44	25-Jun-08	40,323,282	9.523%	9.620%	9.7
45	25-Jul-08	39,433,911	9.620%	9.620%	0.0
46	25-Aug-08	38,561,188	9.542%	9.620%	7.8

IX.      Stressed INDICES CHART

Forward Curves
6.000
5.000
4.000
3.000
2.000
1.000
0.000
Rate (%)
1
4
7
10
13
16
19
22
25
28
31
34
37
40
43
46
49
52
55
58
61
64
67
70
LIBOR 1MO Vector
LIBOR 6MO Vector
LIBOR 1YR Vector
CMT 1YR Vector

X. CONTACTS

      --------------------------------------------------------------------------------
                                     ARMs TRADING DESK
      --------------------------------------------------------------------------------
              Contact              Phone            Fax               E-mail
      Mark Tecotzky             212-538-3831   212-743-5384   mark.tecotzky@csfb.com
      Managing Director - ARM
      Trading
      Andrew Belcher           212-538- 3831   212-743-5384   andrew.belcher@csfb.com
      Associate - ARM Trading
      Patrick Gallagher        212-538- 3831   212-743-5384   patrick.gallagher@csfb.com
      Associate - ARM
      Structuring
      James Buccola             212-538-3831   212-743-4863   james.buccola@csfb.com
      Analyst
      --------------------------------------------------------------------------------

                                    STRUCTURED FINANCE
      --------------------------------------------------------------------------------
              Contact              Phone            Fax               E-mail
      John P. Graham            212-325-6201   212-743-4683   john.p.graham@csfb.com
      Director
      Bruce Kaiserman           212-538-1662   617-326-7636   bruce.kaiserman@csfb.com
      Director
      Peter J. Sack             212-325-7862   212-743-5261     peter.sack@csfb.com
      Vice President
      Josef Bittman             212-538-6611   212-743-4506   josef.bittman@csfb.com
      Associate
      --------------------------------------------------------------------------------

                                        COLLATERAL
      --------------------------------------------------------------------------------
              Contact              Phone            Fax               E-mail
      Bryan Gallagher           212-325-0317   212-743-4877   bryan.Gallagher@csfb.com
      Vice President
      Michael De Palma          212-538-5423   212-743-4876   michael.depalma@csfb.com
      Collateral Analyst
      --------------------------------------------------------------------------------
XI.

      COLLATERAL SUMMARY

         NOTE:  Information  contained  herein  reflects  the October 1, 2004  cut-off  date scheduled balances and may include a portion of the prefunding.

---------------------------------------------------------------------------
                     Loan Group 1 Collateral Details
---------------------------------------------------------------------------
Gross WAC            [5.206]%        Total Loan Balance   $[53,129,214.59]
Net WAC              [4.855]%        Average Loan Balance  $[478,641.57]
WA Gross Margin      [2.338]%        Maximum Loan Balance  $[904,000.00]
                                     California
WA Net Margin        [1.988]%        Concentration              [53.42]%
Index:  6 Month                      Northern CA
LIBOR                [70.68]%        Concentration              [19.79]%
           1 Year                    Southern CA
LIBOR                [29.32]%        Concentration              [32.85]%
           1 Year
CMT                   [0.00]%        WA Original LTV            [74.54]%
                                     WA Credit Score              [724]
WA Months to Reset       [31]        Full/Alt Doc*              [37.03]%
Interest Only
Loans                [85.51]%        Reduced Doc*               [45.97]%
WAM                     [358]        Prepayment Penalties       [17.63]%
---------------------------------------------------------------------------
                     Loan Group 2 Collateral Details
---------------------------------------------------------------------------
Gross WAC            [4.751]%        Total Loan Balance   $[66,567,629.05]
Net WAC              [4.490]%        Average Loan Balance  $[475,483.06]
WA Gross Margin      [2.288]%        Maximum Loan Balance $[1,000,000.00]
                                     California                            %
WA Net Margin        [2.027]%        Concentration                  [77.27]
Index:  6 Month                      Northern CA
LIBOR                 [0.57]%        Concentration              [38.31]%
           1 Year                    Southern CA
LIBOR                [97.44]%        Concentration              [38.96]%
           1 Year
CMT                   [1.99]%        WA Original LTV            [73.98]%
                                     WA Credit Score               [725]
WA Months to Reset       [34]        Full/Alt Doc*                   [63.04]%
Interest Only
Loans                [87.07]%        Reduced Doc*               [33.07]%
WAM                     [358]        Prepayment Penalties        [0.00]%
---------------------------------------------------------------------------
                     Loan Group 3 Collateral Details
---------------------------------------------------------------------------
Gross WAC             [5.693]%       Total Loan Balance   $[101,024,122.35]
Net WAC               [5.336]%       Average Loan Balance  $[507,658.91]
WA Gross Margin       [2.347]%       Maximum Loan Balance $[1,100,000.00]
                                     California
WA Net Margin         [1.990]%       Concentration              [55.60]%
Index:  6 Month                      Northern CA
LIBOR                 [66.36]%       Concentration              [28.86]%
           1                         Southern CA
Year LIBOR            [31.52]%       Concentration              [26.74]%
           1
Year CMT               [2.12]%       WA Original LTV            [74.36]%
                                     WA Credit Score              [722]
WA Months to
Reset                     [58]       Full/Alt Doc*              [41.40]%
Interest Only
Loans                 [83.80]%       Reduced Doc*               [40.13]%
WAM                      [358]       Prepayment Penalties       [12.23]%
---------------------------------------------------------------------------

        COLLATERAL SUMMARY (continued)

                      NOTE:  Information  contained  herein  reflects  the  October  1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

---------------------------------------------------------------------------
                     Loan Group 4 Collateral Details
---------------------------------------------------------------------------
Gross WAC            [5.668]%        Total Loan Balance   $[41,103,369.53]
Net WAC              [5.376]%        Average Loan Balance  $[318,630.77]
WA Gross Margin      [2.336]%        Maximum Loan Balance $[1,000,000.00]
                                     California
WA Net Margin        [2.044]%        Concentration              [14.41]%
Index:  6 Month                      Northern CA
LIBOR                [27.71]%        Concentration               [6.13]%
           1 Year                    Southern CA
LIBOR                [70.22]%        Concentration               [8.27]%
           1 Year
CMT                   [2.07]%        WA Original LTV            [71.68]%
                                     WA Credit Score              [741]
WA Months to Reset       [83]        Full/Alt Doc*              [69.92]%
Interest Only
Loans                [83.01]%        Reduced Doc*               [26.83]%
WAM                     [358]        Prepayment Penalties        [3.83]%
---------------------------------------------------------------------------
                     Loan Group 5 Collateral Details
---------------------------------------------------------------------------
Gross WAC            [5.152]%        Total Loan Balance   $[125,525,744.05]
Net WAC              [4.811]%        Average Loan Balance  $[202,134.85]
WA Gross Margin      [2.383]%        Maximum Loan Balance  $[427,150.00]
                                     California
WA Net Margin        [2.043]%        Concentration              [39.79]%
Index:  6 Month                      Northern CA
LIBOR                [70.22]%        Concentration              [12.75]%
           1 Year                    Southern CA
LIBOR                [29.01]%        Concentration              [27.04]%
           1 Year
CMT                   [0.77]%        WA Original LTV            [75.70]%
                                     WA Credit Score              [718]
WA Months to Reset       [31]        Full/Alt Doc*              [49.21]%
Interest Only
Loans                [78.93]%        Reduced Doc*               [39.30]%
WAM                     [358]        Prepayment Penalties       [23.50]%
---------------------------------------------------------------------------
                     Loan Group 6 Collateral Details
---------------------------------------------------------------------------
Gross WAC            [5.662]%        Total Loan Balance   $[201,280,547.25]
Net WAC              [5.307]%        Average Loan Balance  $[188,818.52]
WA Gross Margin      [2.404]%        Maximum Loan Balance  $[500,000.00]
                                     California
WA Net Margin        [2.049]%        Concentration              [24.12]%
Index:  6 Month                      Northern CA
LIBOR                [72.39]%        Concentration              [10.03]%
           1 Year                    Southern CA
LIBOR                [27.06]%        Concentration              [14.09]%
           1 Year
CMT                   [0.55]%        WA Original LTV            [75.40]%
                                     WA Credit Score              [721]
WA Months to Reset       [58]        Full/Alt Doc*              [50.64]%
Interest Only
Loans                [73.75]%        Reduced Doc*               [28.06]%
WAM                     [358]        Prepayment Penalties       [14.21]%
---------------------------------------------------------------------------

        COLLATERAL SUMMARY (continued)

         NOTE:  Information  contained  herein  reflects  the October 1, 2004  cut-off  date scheduled balances and may include a portion of the prefunding.

---------------------------------------------------------------------------
              Loan Group 1,2,3,4, 5 and 6 Collateral Details
---------------------------------------------------------------------------
Gross WAC            [5.415]%        Total Loan Balance   $[588,630,626.81]
Net WAC              [5.078]%        Average Loan Balance  $[259,766.38]
WA Gross Margin      [2.366]%        Maximum Loan Balance $[1,000,000.00]
                                     California
WA Net Margin        [2.029]%        Concentration              [40.84]%
Index:  6 Month                      Northern CA
LIBOR                [59.50]%        Concentration              [17.65]%
           1 Year                    Southern CA
LIBOR                [39.42]%        Concentration              [23.12]%
           1 Year
CMT                   [1.09]%        WA Original LTV            [74.79]%
                                     WA Credit Score              [723]
WA Months to Reset       [49]        Full/Alt Doc*              [50.27]%
Interest Only
Loans                [79.79]%        Reduced Doc*               [34.63]%
WAM                     [358]        Prepayment Penalties       [13.83]%
---------------------------------------------------------------------------
                     Loan Group 7A Collateral Details
---------------------------------------------------------------------------
Gross WAC            [6.345]%        Total Loan Balance   $[109,983,148.68]
Net WAC              [6.074]%        Average Loan Balance  $[192,278.23]
WA Gross Margin      [2.968]%        Maximum Loan Balance  $[496,000.00]
                                     California
WA Net Margin        [2.696]%        Concentration              [34.78]%
Index:  6 Month                      Northern CA
LIBOR                [95.54]%        Concentration              [12.78]%
           1 Year                    Southern CA
LIBOR                 [4.46]%        Concentration              [22.00]%
           1 Year
CMT                   [0.00]%        WA Original LTV            [79.26]%
                                     WA Credit Score              [700]
WA Months to Reset       [30]        Full/Alt Doc*              [20.05]%
Interest Only
Loans                [50.41]%        Reduced Doc*               [52.80]%
WAM                     [358]        Prepayment Penalties       [49.28]%
---------------------------------------------------------------------------
                     Loan Group 7B Collateral Details
---------------------------------------------------------------------------
Gross WAC            [6.357]%        Total Loan Balance   $[333,292,167.67]
Net WAC              [6.088]%        Average Loan Balance  $[262,022.14]
WA Gross Margin      [3.001]%        Maximum Loan Balance $[1,347,499.99]
                                     California
WA Net Margin        [2.732]%        Concentration              [35.23]%
Index:  6 Month                      Northern CA
LIBOR                [96.24]%        Concentration              [15.25]%
           1 Year                    Southern CA
LIBOR                 [3.76]%        Concentration              [19.99]%
           1 Year
CMT                   [0.00]%        WA Original LTV            [78.55]%
                                     WA Credit Score**            [700]
WA Months to Reset       [30]        Full/Alt Doc*              [19.85]%
Interest Only
Loans                [52.50]%        Reduced Doc*               [51.10]%
WAM                     [358]        Prepayment Penalties       [46.71]%
---------------------------------------------------------------------------

        COLLATERAL SUMMARY (continued)

         NOTE:  Information  contained  herein  reflects  the October 1, 2004  cut-off  date scheduled balances and may include a portion of the prefunding.

---------------------------------------------------------------------------
                 Loan Group 7A and 7B Collateral Details
---------------------------------------------------------------------------
Gross WAC            [6.354]%        Total Loan Balance   $[443,275,316.34]
Net WAC              [6.084]%        Average Loan Balance  $[240,387.92]
WA Gross Margin      [2.993]%        Maximum Loan Balance $[1,347,499.99]
                                     California
WA Net Margin        [2.723]%        Concentration              [35.12]%
Index:  6 Month                      Northern CA
LIBOR                [96.07]%        Concentration              [14.63]%
           1 Year                    Southern CA
LIBOR                 [3.93]%        Concentration              [20.49]%
           1 Year
CMT                   [0.00]%        WA Original LTV            [78.73]%
                                     WA Credit Score**            [700]
WA Months to Reset       [30]        Full/Alt Doc*              [19.90]%
Interest Only
Loans                [51.98]%        Reduced Doc*               [51.52]%
WAM                     [358]        Prepayment Penalties       [47.35]%
---------------------------------------------------------------------------

      *The mortgage loans have been originated under "full" or "alternative,"
      "reduced documentation," "stated income/stated assets" or "no income/no asset"
      programs. The "alternative," "reduced," "stated income/stated asset" and "no income/no asset" programs generally require either alternative or less documentation and verification than do full documentation programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of income/employment, assets and certain payment histories.
      Generally, an "alternative" documentation program requires information regarding the mortgagor's income (i.e., W-2 forms, tax returns and/or pay stubs) and assets (i.e., bank statements) as does a "full doc" loan, however, alternative forms of standard verifications are used. Generally, under both
      "full" and "alternative" documentation programs at least one year of income documentation is provided. Generally, under a "reduced documentation" program, either no verification of a mortgagor's stated income is undertaken by the originator or no verification of a mortgagor's assets is undertaken by the originator. Under a "stated income/stated assets" program, no verification of either a mortgagor's income or a mortgagor's assets is undertaken by the originator although both income and assets are stated on the loan application and a "reasonableness test" is applied. Generally, under a "no income/no asset"
      program, the mortgagor is not required to state his or her income or assets and therefore, no verification of such mortgagor's income or assets is undertaken by the originator. The underwriting for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged property and the
      LTV ratio at origination as well as on the payment history and credit score.

      **Where Available